EXHIBIT 10.34

TRANSACTION PURCHASE AND SALE AGREEMENT

BETWEEN

FLAGSTAR BANK, FSB

AND

CIT FINANCE LLC

DATED AS OF DECEMBER 31, 2012

TABLE OF CONTENTS

Section 1.	Purchase and Sale of Purchased Interests................................................................................1

Section 2.	Effective Date, Escrow Agreement, Closing.............................................................................2

Section 3.	Representations and Warranties of Seller................................................................................7

Section 4.	Representations and Warranties of Purchaser.........................................................................17

Section 5.	Interim Operating Covenant.....................................................................................................17

Section 6.	Acknowledgements.................................................................................................................... 18

Section 7.	Conditions to Closing; Closing Deliverables.............................................................................19

Section 8.	Certain Obligations of Seller and Purchaser.............................................................................21

Section 9.	Indemnification and Limitation of Liability.............................................................................22

Section 10.	Insurance.................................................................................................................................... 26

Section 11.	Limitation on Damages. .............................................................................................................26

Section 12.	Time is of the Essence................................................................................................................. 26

Section 13.	Governing Law, Venue and Jurisdiction....................................................................................26

Section 14.	Notices.........................................................................................................................................26

Section 15.	Waiver of Trial by Jury...............................................................................................................28

Section 16.	Counterparts..............................................................................................................................28

Section 17.	Brokers........................................................................................................................................28

Section 18.	Further Assurances....................................................................................................................28

Section 19.	Survival Period...........................................................................................................................28

Section 20.	Amendment................................................................................................................................29

Section 21.	Severability.................................................................................................................................29

Section 22.	Entire Agreement.......................................................................................................................29

Section 23.	Successors and Assigns...............................................................................................................29

Section 24.	Relationship of Parties................................................................................................................29

Section 25.	Environmental Indemnity..........................................................................................................29

Section 26.	No Joint Venture or Third Party Beneficiaries..........................................................................29

Section 27.	Servicing of the Transactions.....................................................................................................30

Section 28.	Termination and Remedies........................................................................................................31

Section 29.	Confidentiality; Publicity..........................................................................................................32

Section 30.	Expenses......................................................................................................................................33

Section 31.	Definitions...................................................................................................................................33
Exhibits
Exhibit A - Form of Seller Closing Certificate
Exhibit B - Form of Purchaser Closing Certificate
Exhibit C - Form of Allonge
Exhibit D - Form of Assignment and Assumption Agreement
Exhibit E - Form of Bill of Sale
Exhibit F - Form of Escrow Agreement
Exhibit G - Form of Initial Closing Date Statement and Final Closing Date Statement

Schedules

Schedule A - CRE Loans
Schedule B - Floorplan Financings
Schedule C - Equipment Leases
Schedule D - ABL
Schedule E - Initial Outstanding Amounts
Schedule 3(b)(iii) - Transaction Document Defaults
Schedule 31 - Required Consents, by Transaction
Schedule 31OPA - Unamortized Hard IDC

TRANSACTION PURCHASE AND SALE AGREEMENT
THIS TRANSACTION PURCHASE AND SALE AGREEMENT (this “Agreement”) is entered into this 31st day of December, 2012 (the “Effective Date”), by and among FLAGSTAR BANK, FSB, a federally chartered savings bank (“Seller”) and CIT Finance LLC, a Delaware limited liability company (“Purchaser”). Seller and Purchaser are referred to herein collectively as the “Parties” and each, individually, as a “Party”.
Introduction

A.
Subject to and in accordance with the terms of this Agreement, Seller desires to sell, transfer and otherwise assign to Purchaser certain Loan Interests and Lease Interests and Purchaser desires to purchase from Seller such Loan Interests and Lease Interests.

B.	All capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in Section 31 below.
Agreement
In consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:
Section 1.Purchase and Sale of Purchased Interests.

(a)
Agreement to Purchase and Sell. Subject to and in accordance with the terms and conditions of this Agreement, Seller hereby agrees to sell, assign, transfer and convey to Purchaser each Loan Interest and each Lease Interest on the Applicable Closing Date related to such Loan Interest or Lease Interest, and Purchaser hereby agrees to purchase, accept and assume each Loan Interest and each Lease Interest on the Applicable Closing Date with respect to such Loan Interest or Lease Interest. The Parties intend for the transactions contemplated by this Agreement to be a true sale and not an extension of credit by Purchaser to Seller.

(b)
Lease Interests and Loan Interests. Notwithstanding anything in this Agreement to the contrary, for the avoidance of doubt, (1) each Loan Interest and each Lease Interest sold, assigned, transferred or conveyed to Purchaser hereunder at the Applicable Closing with respect to such Loan Interest or Lease Interest (each a “Transferred Interest”) shall include (A) all Other Property relating to such Transferred Interest, (B) the right to all Interim Collections with respect to such Transferred Interest; provided, however, that all Interim Collections received by Seller or its Affiliates during the Interim Adjustment Period shall be conveyed to Purchaser though a downward adjustment to the purchase price of such Transferred Interest pursuant to and in accordance with Section 2(e) or 2(f) hereof, as applicable, (C) the right to all Payments with respect to such Transferred Interest that accrue or become due during, or are otherwise attributable or allocable to, any period (or part thereof) after the Cut-Off Time or that relate to facts, events or circumstances occurring after the Cut-Off Time but that are not received by Seller or its Affiliates during the Interim Adjustment Period, (D) the right to all Interim Repayments with respect to such Transferred Interest; provided, however that all Interim Repayments received by Seller or its Affiliates during the Interim Adjustment Period shall be conveyed to Purchaser through a downward adjustment to the purchase price of such Transferred Interest pursuant to and in accordance with Section 2(e) or 2(f) hereof as applicable, and (E) the right to all Non-Cash Proceeds relating to such Loan Interest or Lease Interest (which, to the extent received by Seller or its Affiliates during the Interim Adjustment Period, shall be conveyed to Purchaser at the Applicable Closing relating to such Loan Interest or Lease Interest, (2) Purchaser shall reimburse Seller for all Interim Lender Commitments actually funded by Seller during the Interim Adjustment Period with respect to each Transferred Interest (which reimbursement shall be effected through an upward adjustment to the purchase price of such Transferred Interest pursuant to and in accordance with Section 2(e) or 2(f) hereof as applicable), (3) at the Applicable Closing of any Transferred Interest, Purchaser shall assume responsibility for all Lender Obligations with respect to such Transferred Interest as of the Effective Date (without duplication of any Interim Lender Commitments that were the subject of any re-imbursement by Purchaser pursuant to clause (2) above), (4) all Pre-Cut-Off Time Collections related to any Transferred Interest shall be for the sole account of Seller and if received by Purchaser or any of its Affiliates after the Applicable Closing Date with respect to such Transferred Interest, shall be held in trust for the benefit of Seller and promptly delivered by Purchaser to Seller, (5) all Post-Closing Collections related to any Transferred Interest shall be for the sole account of Purchaser and to the extent any Post-Closing Collections are not reflected in a downward adjustment to the purchase price pursuant to Section 1(b)(1)(B) above and Section 2(e) or 2(f) as applicable , they shall be held in trust for the benefit of Purchaser and promptly delivered by Seller to Purchaser, and (6) Seller shall retain all Retained Obligations with respect to the Transferred Interests.

(c)
Payments Held in Trust. Without limiting the foregoing, any amounts received by a Party hereto that belong to the other Party hereto pursuant to the terms of this Agreement, and have not otherwise been paid to such other Party pursuant hereto, shall be held in trust by the receiving Party for the benefit of such other Party and the receiving Party shall promptly pay such amounts to such other Party in the form received.

Section 2.Effective Date, Escrow Agreement, Closing..

(a)
Effectiveness of Agreement. This Agreement and the Escrow Agreement shall become effective on the Effective Date; provided, however that the closing of the purchase and sale of each Loan Interest and each Lease Interest contemplated hereby (each an “Applicable Closing”) shall occur on the date that is one Business Day after each of the conditions to closing set forth in Section 7 have been satisfied or waived with respect to the applicable Loan Interest or Lease Interest (other than those that, by their nature, are intended to be satisfied at the closing of such Loan Interest or Lease Interest) (the date on which such closing occurs with respect to each Loan Interest or Lease Interest, the “Applicable Closing Date”).

(b)
Initial Deposit. Pursuant to and in accordance with the Escrow Agreement, on the Effective Date, Purchaser shall deposit into the Escrow Account by wire transfer in immediately available funds in lawful currency of the United States, the Initial Deposit Amount.

(c)
Funding of Purchase Price. No later than 5:00 p.m. New York City time on the third (3rd) Business Day following the date hereof (the “Funding Date”), Purchaser shall deposit into the Escrow Account by wire transfer in immediately available funds in lawful currency of the United States, the Initial Purchase Price less the Initial Deposit Amount, which shall be held and disbursed by the Escrow Agent pursuant to and in accordance with the provisions of this Section 2 and the Escrow Agreement.

(d)	Closings.

(i)
Subject to satisfaction of the conditions to closing set forth in Section 7 hereof, the consummation of the transfer of each Loan Interest or Lease Interest shall take place electronically on the Applicable Closing Date with respect to such Loan Interest or Lease Interest through the exchange of documents in PDF format by electronic mail and such Applicable Closing shall be deemed completed upon an exchange of an email acknowledgement between Seller and Purchaser (or their respective counsel) that such Applicable Closing is complete.

(ii)
If a third party that is required to grant a Required Consent with respect to or in connection with the Assignment of any Lease Interest or Loan Interest notifies Seller that such Required Consent will not be forthcoming prior to the Final Closing Date, (each such Lease Interest or Loan Interest, a “Non-Transferrable Transaction”); Seller shall provide to Purchaser notice of such Non-Transferrable Transaction within two (2) Business Days after Seller receives such notice from the non-consenting third party; and such Non-Transferrable Transaction shall be excluded from the transactions contemplated by this Agreement for all purposes and the Escrow Account and the Purchase Price shall be adjusted to reflect the exclusion of such Loan Interest or Lease Interest in accordance with Section 2(e) or 2(f) as applicable.

(iii)
To the extent that any Loan Interests or Lease Interests have not been Assigned to Purchaser within one hundred twenty (120) days after the Effective Date (the “Final Closing Date”), such Loan Interests and Lease Interests shall be excluded from the transactions contemplated by this Agreement for all purposes and the Purchase Price shall be adjusted to reflect the exclusion of such Loan Interests and Lease Interests in accordance with Section 2(e) or 2(f) as applicable.

(e)
Periodic Escrow True-Up. On every Wednesday following the Funding Date through and including the Wednesday preceding the Final True-Up Date (each a “True-Up Date”), the following adjustments and disbursements (a “True-Up”) shall be made to and from the Escrow Account in accordance with the procedures set forth herein:

(i)
No later than 10:00 p.m. New York City time on the Business Day immediately preceding each True-Up Date (each such date, a “Purchase Price Statement Date”), Seller shall provide to Purchaser an Interim Purchase Price Statement (each an “Interim Purchase Price Statement”) reflecting (A) all Loan Interests and Lease Interests that were Assigned during the period beginning at 5:00 p.m. New York City time on the preceding Purchase Price Statement Date (or if there was no such date, the Funding Date) and ending at 5:00 p.m. on the current Purchase Price Statement Date (such time, the “Payment Cut-Off Time” and each such period, a “True-Up Period”), along with the Allocated Purchase Price for each such Loan Interest or Lease Interest and the amount of any Reserves or Non-Cash Proceeds held by Seller with respect to such Loan Interests or Lease Interests as of the Payment Cut-Off Time, (B) all Interim Collections received by Seller or its Affiliates prior to the Payment Cut-Off Time with respect to the Loan Interests and Lease Interests that were Assigned during the True-Up Period, (C) all Interim Lender Commitments actually funded by Seller prior to the Payment Cut-Off Time with respect to the Loan Interests and Lease Interests that were Assigned during the True-Up Period, (D) the Individual Purchase Price for each such Loan Interest and Lease Interest that was Assigned during the True-Up Period calculated in good faith by Seller in accordance with its books and records of Seller consistent with past practice, (E) all Interim Repayments received by Seller or its Affiliates prior to the Payment Cut-Off Time with respect to the Loan Interests and Lease Interests that were Assigned during the True-Up Period, and (F) the Allocated Purchase Price of any Loan Interests or Lease Interests that (x) were excluded from the transactions contemplated by this Agreement during such True-Up Period pursuant to Sections 2(d)(ii)) above (any such Loan Interests or Lease Interests, “Rejected Interests”) or (y) fully repaid during such True-Up Period (any such Loan Interest or Lease Interest, a “Repaid Interest”).

(ii)
Seller shall afford Purchaser and its representatives the opportunity to review all books and records, facilities, personnel and any other information or documentation used by Seller in preparing any Interim Purchase Price Statement, including without limitation, any Agent Confirmation. Notwithstanding anything herein to the contrary, all information included on any Agent Confirmation with respect to any Transferred Interest included on an Interim Purchase Price Statement or the Final Purchase Price Statement shall be final and binding on the parties hereto, including with respect to the Outstanding Principal Amount of such Transferred Interest.

(iii)
On each True-Up Date, Seller and Purchaser shall issue joint written instructions to the Escrow Agent to (A) release to Seller from the Escrow Funds, by wire transfer of immediately available funds, an amount equal to the sum of the Individual Purchase Prices for all Loan Interests that were Assigned during the True-Up Period immediately preceding such True-Up Date, together with interest on such amount at the Federal Funds Rate from the Effective Date through but not including the True-Up Date, and (B) release to Purchaser, by wire transfer of immediately available funds the aggregate amount of the Allocated Purchase Prices of all Loan Interests or Lease Interests that became Rejected Interests or Repaid Interests during the True-Up Period immediately preceding the True-Up Date, together with interest on such amounts at the Federal Funds Rate from the Funding Date through but not including the Payment Cut-Off Time.

(f)	Final Closing Date Statement; Post-Closing Adjustment.

(i)
Not later than 5:00 p.m. New York City time on the date that is three (3) Business Days after the Final Closing Date (the “Final True-Up Date”), Seller shall deliver to Purchaser a proposed final purchase price statement substantially in the form of Exhibit G attached hereto (the “Proposed Final Purchase Price Statement”), which shall be prepared in good faith by Seller based upon the books and records of Seller in a manner consistent with the methodologies used in calculating the Initial Purchase Price and in preparing any Interim Purchase Price Statements, and which shall reflect: (A) all Loan Interests and Lease Interests that were Assigned during the period beginning at 5:00 p.m. New York City time on the preceding Purchase Price Statement Date and ending at 5:00 p.m. on the Final Closing Date (such time, the “Final Payment Cut-Off Time” and such period, the “Final True-Up Period”), along with the Allocated Purchase Price for each such Loan Interest or Lease Interest, and the amount of any Reserves or Non-Cash Proceeds held by Seller with respect to such Loan Interests or Lease Interests as of the Final Payment Cut-Off Time, (B) all Interim Collections received by Seller or its Affiliates prior to the Final Payment Cut-Off Time with respect to the Loan Interests and Lease Interests that were Assigned during the Final True-Up Period, (C) all Interim Lender Commitments actually funded by Seller prior to the Final Payment Cut-Off Time with respect to the Loan Interests and Lease Interests that were Assigned during the Final True-Up Period, (D) the Individual Purchase Price for each such Loan Interest and Lease Interest that was Assigned during the Final True-Up Period calculated in good faith by Seller in accordance with its books and records of Seller consistent with past practice, (E) all Interim Repayments received by Seller or its Affiliates prior to the Final Payment Cut-Off Time, (F) the Allocated Purchase Price of any Loan Interests or Lease Interests that were excluded from the transactions contemplated by this Agreement during such Final True-Up Period pursuant to Sections 2(d)(ii) above or pursuant to Section 2(d)(iv) above (any such Loan Interests or Lease Interests, “Final Rejected Interests”) or that were fully repaid during such Final True-Up Period (any such Loan Interests or Lease Interests, “Final Repaid Interests”) and (G) a consolidated list of all Individual Purchase Prices (including the components thereof and including any interest thereon paid in accordance with Section 2(e)(iii) above or payable pursuant to Section 2(f)(iii) below) included on all Interim Purchase Price Statements or the Proposed Final Purchase Price Statement, all Interim Repayments with respect to any Loan Interests or Lease Interests included in any Interim Purchase Price Statement or the Proposed Final Purchase Price Statement, the Allocated Purchase Prices of any Rejected Interests, Repaid Interests, Final Rejected Interests or Final Repaid Interests included on any Interim Purchase Price Statement or the Proposed Final Purchase Price Statement (including the components thereof and including any interest thereon paid in accordance with Section 2(e)(iii) above or payable pursuant to Section 2(f)(iii) below) and Seller's good faith calculation of the Purchase Price based on the foregoing.

(ii)
Seller shall afford Purchaser and its representatives the opportunity to review all books and records, facilities, personnel and any other information or documentation used by Seller in preparing the Proposed Final Purchase Price Statement, including without limitation, any Agent Confirmation.

(iii)
No later than 5:00 p.m. New York City time on the second (2nd) Business Day after the Final True-Up Date, Seller and Purchaser shall issue joint written instructions to the Escrow Agent to (A) release to Seller from the Escrow Funds, by wire transfer of immediately available funds, an amount equal to the sum of the Individual Purchase Prices for all Loan Interests that were Assigned during the Final True-Up Period together with interest on such amount at the Federal Funds Rate from the Effective Date through but not including the Final Payment Cut-Off Time, and (B) release to Purchaser, by wire transfer of immediately available funds, the aggregate amount of the Allocated Purchase Prices of all Loan Interests and Lease Interests that became Rejected Interests either prior to the Final Payment Cut-Off Time or pursuant to Section 2(d)(iv) above (and were not included in any Interim Purchase Price Statement) and all Loan Interests and Lease Interests that became Final Repaid Interests during Final True-Up Period, together with interest on such amounts at the Federal Funds Rate from the Effective Date through the Final Payment Cut-Off Time.

(iv)
The Proposed Final Purchase Price Statement delivered by Seller pursuant to Section 2(f)(i) shall be final and binding on the Parties unless, within twenty (20) Business Days after receipt by Purchaser of the Proposed Final Purchase Price Statement, Purchaser shall notify Seller in writing of its disagreement with the accuracy of any amount included therein or any amount omitted therefrom (a “Purchaser Objection”), in which case, if the Parties are unable to resolve the disputed amounts or items within ten (10) Business Days of the receipt by Seller of notice of such disagreement, such items shall be determined by the Accountant. At the time of submission of Purchaser Objection to the Accountant, Seller and Purchaser shall each submit a written statement setting forth in such detail as they deem appropriate their respective positions with respect to only the disputed matters set forth in the Purchaser Objection. There will be no ex parte communications between Seller or Purchaser and the Accountant relating to the Purchaser Objection, other than written answers by the Parties to written questions from the Accountant. All written communications to or from the Accountant and Purchaser or Seller will be delivered simultaneously to the other Party. In determining the accuracy of any amount included in the proposed Final Purchase Price Statement or whether any amounts were omitted therefrom, the Accountant (i) shall be bound by Section 2(f)(i) and other relevant provisions of this Agreement, (ii) shall review only those disputed matters submitted for resolution by the Parties in accordance with this Section 2(f)(iv) and the other relevant provisions of this Agreement, and (iii) shall base its review solely on the written statements prepared by the Parties and supporting documents provided by the Parties and the responses to any written questions from the Accountant. The decision of the Accountant shall not be based on an independent examination or audit of the financial or accounting records of Seller or legal discovery process. The determination of the Accountant with respect to the disputed items on the Proposed Final Purchase Price Statement shall be applied to the Proposed Final Purchase Price Statement, and such statement, as so amended, shall be the “Final

Purchase Price Statement” and shall be final, binding and conclusive, shall not be subject to appeal, shall be deemed to have been accepted by Seller and Purchaser, and shall conclusively establish the Purchase Price and any other amounts required to be released from the Escrow Account to Purchaser or Seller hereunder. The Accountant shall be requested to render its determination and report to Seller and Purchaser in writing specifying the reasons for its determination in reasonable detail as soon as practicable, but not later than thirty (30) calendar days, after the referral of the Purchaser Objection to the Accountant. The fees of the Accountant shall be divided equally between Seller and Purchaser.

(g)
Not later than the 1:00 p.m. New York City time on the fifth (5th) Business Day following the date on which the Proposed Final Purchase Price Statement shall become final and binding pursuant to Section 2(f)(iv) (the “Adjustment Payment Date”):

(i)
If the Purchase Price as finally determined pursuant to Section 2(f) above, less the aggregate amounts previously disbursed to Seller pursuant to Sections 2(e)(iii)(A) and 2(f)(iii)(A) above, is greater than the amount of the Escrow Funds as of the Adjustment Payment Date (such excess, the “Additional Purchase Price”), Seller and Purchaser shall issue a joint written instruction to the Escrow Agent to disburse all remaining Escrow Funds to Seller and Purchaser shall promptly pay to Seller, by wire transfer of immediately available funds, the amount of such Additional Purchase Price.

(ii)
If the Purchase Price as finally determined pursuant to Section 2(f) above is less than the aggregate amount previously disbursed to Seller pursuant to Sections 2(e)(iii)(A) and 2(f)(iii)(A) above, (such deficit, the “Purchase Price Overpayment”), Seller shall promptly pay to Purchaser, by wire transfer of immediately available funds, the amount of such Purchase Price Overpayment, and Seller and Purchaser shall issue joint written instructions to the Escrow Agent to release to Purchaser any Escrow Funds remaining in the Escrow Account as of the Adjustment Payment Date.

(iii)
If the Purchase Price as finally determined pursuant to Section 2(f) above is greater than the aggregate amount previously disbursed to Seller pursuant to Sections 2(e)(iii)(A) and 2(f)(iii)(A) above (such difference, the “Purchase Price Difference”) and such Purchase Price Difference is less than the amount of Escrow Funds remaining in the Escrow Account as of the Adjustment Payment Date, Seller and Purchaser shall issue joint written instructions to the Escrow Agent to release to Seller from the Escrow Account in the amount of the Purchase Price Difference and to release to Purchaser the amount of any Escrow Funds remaining in the Escrow Account after such payment to Seller.

Section 3.Representations and Warranties of Seller.

(a)	Seller General Representations and Warranties. Seller represents and warrants to Purchaser on the Effective Date and on each Applicable Closing Date that:

(i)	Seller is duly formed or organized, validly existing and in good standing under the laws of the jurisdiction of its formation or organization.

(ii)
Seller has the power and authority to execute, deliver and perform this Agreement and each of the other Sale Documents to which it is contemplated to be a party, to consummate the transactions contemplated hereby and thereby and to perform its obligations hereunder and thereunder, and has taken all necessary action to authorize such execution, delivery and performance.

(iii)
This Agreement has been, and upon execution and delivery of each other Sale Document to which Seller is contemplated to be a party such other Sale Documents will have been, duly authorized by all necessary action on the part of Seller.

(iv)
This Agreement constitutes, and each other Sale Document to which Seller is contemplated to be a party, upon the execution and delivery thereof by Seller, will constitute, the legal, valid and binding obligations of Seller, enforceable against Seller in accordance with their respective terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(v)
Neither the execution and delivery of this Agreement or any other Sale Documents by Seller, nor the performance by Seller of its obligations hereunder or thereunder will: (a) violate any provision of the certificate of incorporation, bylaws or other organizational documents of Seller, (b) conflict with or constitute a breach of any provision of any law, regulation, judgment, order, decree, writ, injunction applicable to Seller or any of the Lease Interests or Loan Interests, or (c) assuming that the Required Consents have been obtained and are in full force and effect, breach or violate in any material respect, or constitute (with due notice or lapse of time or both) a default under, or result in the termination, cancellation or acceleration of any material contract, agreement or instrument to which Seller is a party or which relates to the Loan Interests or the Lease Interests, including any Transaction Document.

(vi)
Seller represents that (i) Seller maintains an Anti-Money Laundering Program and a Customer Information Program (collectively, “AML/CIP Programs”) that meet the requirements of 31 CFR Parts 1010 and 1020 as well as any applicable regulations and guidelines issued by its federal bank regulatory agency, and (ii) the Loan Interests and Lease Interests were acquired or originated by Seller consistent with these AML/CIP Programs.

(vii)
No litigation, arbitration, investigation, proceeding or inquiry is pending or, to Seller's Knowledge, threatened against Seller that could materially and adversely affect the ability of Seller to perform its obligations under this Agreement and any other Sale Documents to which it is a party.

(viii)
Seller has timely filed all Tax returns that Seller was required to file with respect to the Loan Interests and Lease Interests and the related Other Property and all such Tax returns were correct and complete in all material respects. To Seller's Knowledge, Seller's Agent has timely filed all Tax returns that such Agent was required to file with respect to the Loan Interests and Lease Interests and the related Other Property and all such Tax returns were correct and complete in all material respects. To Seller's Knowledge, all Taxes owed by Seller with respect to the Loan Interests and Lease Interests (whether or not shown on any Tax return) have been paid.

(ix)
Schedule E attached hereto indicates the Outstanding Principal Amount and all Unfunded Commitments with respect to each Loan Interest and Lease Interest of 5:00 p.m. New York City time on December 28, 2012.

(b)	Seller Loan Representations and Warranties. Seller represents and warrants to Purchaser with respect to each Commercial Loan Interest as of the Effective Date that:

(i)
Seller has delivered or otherwise made available to Purchaser true, correct and complete copies of each of the Transaction Documents relating to such Commercial Loan Interest in Seller's possession, and Seller will deliver or make available to Purchaser on or prior to the Applicable Closing of such Commercial Loan Interest true, correct and complete originals (to the extent in the possession of Seller and its Affiliates prior to such Applicable Closing Date, and if not, complete and correct copies) of each Transaction Document in Seller's possession relating to such Commercial Loan Interest.

(ii)
The Transaction Documents relating to such Commercial Loan Interest constitute the legal, valid and binding obligations of Seller, enforceable against Seller in accordance with their respective terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). To the Seller's Knowledge, the Transaction Documents relating to such Commercial Loan Interest constitute the legal, valid and binding obligations of each Transaction Party, enforceable against such Transaction Party in accordance with their respective terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(iii)	Neither Seller nor, to the Knowledge of Seller, any Transaction Party is in default under any Transaction Document except as set forth on Schedule 3(b)(iii).

(iv)
The Data Site Disk contains complete and correct copies of all of the Material Transaction Documents related to such Commercial Loan Interest, which Data Site Disk Seller agrees to deliver to Purchaser within ten (10) Business Days of the Effective Date.

(v)
(A) Seller is the sole legal and beneficial owner of such Commercial Loan Interest, free and clear of all Liens and (B) Seller has not previously sold, assigned, pledged, encumbered or otherwise transferred, or agreed to sell, assign, pledge, encumber or otherwise transfer, all or any portion of such Commercial Loan Interest.

(vi)	The Outstanding Principal Amount set forth on any Purchase Price Statement that includes or relates to such Commercial Loan Interest will be accurate as of the date of such Purchase Price Statement.

(vii)
As of December 28, 2012, at 5:00 pm New York City time, there are no Unfunded Commitments with respect to such Commercial Loan Interest, other than the Unfunded Commitments set forth on Schedule E, and to Seller's Knowledge, no protective advances have been made with respect to such Commercial Loan Interest.

(viii)	Seller is not holding any impound, maintenance or other reserves or other escrow funds in connection with such Commercial Loan Interest (collectively, “Reserves”), except as set forth on Schedule E.

(ix)
Seller has no Knowledge that the representations and warranties made by the Transaction Parties in the Material Loan Documents related to such Commercial Loan Interest are not true in any material respect.

(x)
All Deposits required to be made by a Transaction Party pursuant to any Transaction Document related to such Commercial Loan Interest are in the possession, or under the control, of Seller (with respect to Seller-Agented Transactions) or, to Seller's Knowledge, with the Agent with respect to Third Party Agented Interests; with respect to Seller-Agented Transactions, there are no deficiencies (subject to any applicable grace or cure periods) in connection therewith, and, with respect to Third Party Agented Interests, to Seller's Knowledge, there are no deficiencies (subject to any applicable grace or cure periods) in connection therewith.

(xi)
The security interest created by the Transaction Documents relating to such Commercial Loan Interest constitutes a valid and binding first priority security interest, subject to Permitted Liens and Liens contemplated pursuant to any intercreditor agreements contained in the Material Loan Documents.

(xii)
To Seller's Knowledge, no Transaction Party is located, organized or residing in any Designated Jurisdiction. To Seller's Knowledge, no Loan or Lease, nor the proceeds from any Loan or Lease, has been used, directly or indirectly, to lend, contribute, provide or has otherwise made available to fund any activity or business in any Designated Jurisdiction or to fund any activity or business of any Person located, organized or residing in any Designated Jurisdiction or who is the subject of any Sanctions, or in any other manner that will result in any violation by any Person (including any Lender, Lessor or Agent) of Sanctions.

(xiii)
Seller is not an entity (i) that is listed in the Annex to, or is otherwise subject to the provisions of Executive Order 13224 issued on September 24, 2001 (“EO13224”), (ii) whose name appears on the United States Treasury Department's Office of Foreign Assets Control (“OFAC”) most current list of “Specifically Designated National and Blocked Persons” (which list may be published from time to time in various mediums including, but not limited to, the OFAC website, http:www.treas.gov/ofac/t11sdn.pdf), (iii) who commits, threatens to commit or supports “terrorism”, as that term is defined in EO13224, (iv) is the subject of any Sanctions or is in violation of any federal, state, municipal or local laws, statutes, codes, ordinances, orders, decrees, rules or regulations relating to terrorism or money laundering, including, without limitation, EO13224 and the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 or (v) that is otherwise affiliated with any entity or Person listed above (any and all parties or Persons described in clauses (i) - (v) above are herein referred to as a “Prohibited Person”). Seller has not knowingly (x) conducted any business, or engaged in any transaction or dealing, with any Prohibited Person, including, but not limited to, the making or receiving of any contribution of funds, goods or services, to or for the benefit of a Prohibited Person or (y) engaged in or conspired to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in EO13224.

(xiv)
There is no dispute or Claim concerning any Tax liability of the Seller relating to such Loan Interest or the related Other Property either claimed or raised by any Governmental Authority as to which the Seller has Knowledge. Any deficiency resulting from any audit or examination relating to Taxes of Seller relating to such Loan Interest or related Other Property has been timely paid and, to Seller's Knowledge, no issues relating to Taxes have been raised by any relevant Governmental Authority in a completed audit or examination that can reasonably be expected to recur with respect to such Loan Interest or related Other Property in a later period.

(c)	Seller Commercial Real Estate Representations and Warranties. Seller represents and warrants to Purchaser with respect to each CRE Loan Interest as of the Effective Date that:

(i)
To Seller's Knowledge, (A) with respect to Seller-Agented Transactions, all Taxes and governmental assessments that became due and owing prior to the date hereof with respect to the Property and that are or may become a Lien of priority equal to or higher than the Lien of any related Mortgage have been paid or an escrow of funds was established on the closing date for the related transaction and such escrow (including all escrow payments required to be made prior to the delinquency of such Taxes and assessments) is sufficient to cover the payment of such taxes and assessments; and (B) with respect to all CRE Loan Interests that are Third Party Agented Interests, Seller has neither received written notice from the Agent of such CRE Loan indicating that any Taxes and governmental assessments that became due and owing prior to the date hereof with respect to the Property and that are or may become a Lien of priority equal to or higher than the Lien of any Mortgage have not been paid nor, if an escrow of funds was established on the closing date for the related Transaction, such escrow (including all escrow payments required to be made prior to the delinquency of such Taxes and assessments) is insufficient to cover the payment of such Taxes and assessments.

(ii)
To Seller's Knowledge, there are no subordinate mortgages encumbering the Property relating to such CRE Loan Interest. There are no preferred equity interests held by the Seller in any CRE Loan Transaction Party.

(d)	Seller Equipment Loan and Lease Representations and Warranties. Seller represents and warrants to Purchaser with respect to each Lease and each Equipment Loan as of the Effective Date that:

(i)	Seller has not asserted, and to Seller's Knowledge, Seller does not have, any claims for Damages against any Obligor under any Lease or Equipment Loan.

(ii)
Each Lease and each Equipment Loan arose out of a bona fide lease, sale or financing transaction and was originated or purchased, as applicable, by Seller in the ordinary and usual course of Seller's business and in accordance with Seller's written credit policies and underwriting procedures in effect at the time such Lease or Equipment Loan was entered into.

(iii)
To the Knowledge of Seller, no Lease or Equipment Loan was entered into for personal, family or household purposes, and no Lease or Equipment Loan is a consumer lease as defined in Article 2A of the UCC.

(iv)	Each Lease and each Equipment Loan was originated or acquired without any fraud or misrepresentation on the part of Seller.

(v)	To Seller's Knowledge, the seller or vendor of the Equipment underlying each Lease and each Equipment Loan has received payment for such Equipment or any interest therein when due.

(vi)
Except as set forth on Schedule 3(d)(vi), no Lease or Lease Document or Equipment Loan or Equipment Loan Document is an obligation of any Governmental Authority. No Lease or Equipment Loan involving a Governmental Authority, as Obligor, was originated as a tax-exempt transaction.

(vii)	If the Obligor in respect of any Lease or Equipment Loan is a Governmental Authority, (A) all requirements under applicable laws regarding assignment of Claims against such Governmental

Authority have been met in connection with Seller's origination or purchase of such Lease or Equipment Loan, and are in full force and effect and (B) the sale, transfer, conveyance or assignment of the related Lease Interest or Equipment Loan Interest under this Agreement does not violate applicable laws restricting or prohibiting assignment of Claims against, or obligations of, such Obligor.

(viii)
Seller has in its possession the original of each lease schedule to each Lease and each Equipment Loan that constitutes the chattel paper thereof within the meaning of the UCC and will deliver the same to Purchaser on or prior to the Applicable Closing of each such Lease or Equipment Loan.

(ix)
Seller has delivered or otherwise made available to Purchaser true, correct and complete copies of each of the Material Transaction Documents relating to each Lease and each Equipment Loan, and Seller will deliver or make available to Purchaser on or prior to the Applicable Closing of each such Lease or Equipment Loan true, correct and complete originals (to the extent in the possession of Seller and its Affiliates prior to such Applicable Closing Date, and if not, complete and correct copies) of each Transaction Document relating to such Lease and each Equipment Loan.

(x)
With respect to each Lease underlying each Lease Interest, to Seller's Knowledge, (i) the related Lease Documents accurately reflect the entire agreement of the parties to such Lease with respect to the transactions contemplated thereby in all material respects, and (ii) all Lease Documents that are required to be executed by Seller have been duly executed and delivered by Seller and all Lease Documents that are required to be executed by one or more Obligors have been duly executed and delivered by such Obligor or Obligors. With respect to each Lease underlying each Lease Interest, each Lease Document is in full force and effect and constitutes the valid and binding obligation of Seller, and to the Knowledge of Seller, each of the other parties thereto, enforceable against Seller, and to the Knowledge of Seller, each of the other parties thereto, in each case in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium and other similar laws affecting creditors' rights generally and by general principles of equity, whether considered in an action at law or in equity. Seller has not breached in any material respect any provision of any Lease Document.

(xi)
With respect to each Equipment Loan underlying each Equipment Loan Interest, to Seller's Knowledge (i) the Equipment Loan Documents accurately reflect the entire agreement of the parties with respect to financing of the transactions contemplated thereby in all material respects, and (ii) all Equipment Loan Documents that are required to be executed by Seller have been duly executed and delivered by Seller and all Equipment Loan Documents that are required to be executed by one or more Obligors have been duly executed and delivered by such Obligor or Obligors. With respect to each Equipment Loan underlying each Equipment Loan Interest, each Equipment Loan Document is in full force and effect and constitutes the valid and binding obligation of Seller and, to the Knowledge of Seller, each of the other parties thereto, enforceable against Seller, and, to the Knowledge of Seller, each of the other parties thereto, in each case in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium and other similar laws affecting creditors' rights generally and by general principles of equity, whether considered in an action at law or in equity. Seller has not breached in any material respect any provision of any Equipment Loan Document.

(xii)
Except as set forth on Schedule 3(d)(xii), each Lease and each Equipment Loan was originated in the United States and all amounts due under each Lease and each Equipment Loan are payable in U.S. dollars.

(xiii)
Except as set forth on Schedule 3(d)(xiii), to the Knowledge of Seller, the Obligor with respect to each Lease and each Equipment Loan is a resident of the United States at the location reflected in the applicable Lease Documents or Equipment Loan Documents.

(xiv)
To Seller's Knowledge, no Equipment underlying any Lease or any Equipment Loan has been rejected by the Obligor thereunder as unsatisfactory in accordance with the terms of the applicable Lease Document or Equipment Loan Document.

(xv)
Except as set forth on Schedule 3(d)(xv), to the Knowledge of Seller the Equipment underlying each Lease and each Equipment Loan is currently in the United States at the location reflected in the applicable Lease Documents or Equipment Loan Documents.

(xvi)
Except as set forth on Schedule 3(d)(xvi), none of the Equipment underlying any Lease is a motor vehicle, a marine vessel, an aircraft or any other item which is not transferable solely by the delivery of a bill of sale.

(xvii)
Except as set forth on Schedule 3(d)(xvii), Seller (or its Agent) has actual possession of the certificate of title relating to each Certificated Vehicle that is the subject of a Lease or Equipment Loan.

(xviii)
Each Lease Interest and related Lease Document and each Equipment Loan Interest and related Equipment Loan Document was entered into or acquired by Seller in compliance in all material respects with all laws applicable to such Lease Interest and related Lease Document or Equipment Loan Interest and related Equipment Loan Document, as applicable, and the underlying Equipment, and no material consent, permit or license or authorization of, or filing with or other act by or in respect of any Governmental Authority or any other Person is required in connection with the execution, delivery, performance, validity or enforceability against any Obligor of any Lease Interest or related Lease Document or Equipment Loan Interest or related Equipment Loan Document other than the Required Consents and those which have been duly obtained, made or performed, and are in full force and effect. Seller has not received any notice of violation of any law relating to any Lease Interest or related Lease Document or any Equipment Loan Interest or related Equipment Loan Document.

(xix)	Schedule E sets forth a true and correct list of all future funding or financing obligations with respect to the Leases and Equipment Loans.

(xx)	Except as set forth on Schedule 3(d)(xx), no Lease or Equipment Loan is subject to any remarketing, residual or collateral sharing agreement or recourse agreement between Seller and any other Person.

(xxi)
Except as set forth on Schedule 3(d)(xxi), none of the terms of the Leases or related Lease Documents or Equipment Loans or related Equipment Loan Documents permit the sale, assignment, sublease or transfer of any Obligor's interest therein to another Person, or the sale, assignment, sublease or transfer of the Equipment underlying such Lease or Equipment Loan, without the prior consent of Seller, other than any such provisions that (i) permit sublease or assignment to a U.S. Affiliate of the Obligor, (ii) permit sublease or assignment to a third party where such Obligor remains liable under the Lease or Equipment Loan or (iii) permit assignment to a third party if such third party maintains an investment grade rating.

(xxii)
Except for any Required Consents or as set forth on Schedule 3(d)(xxii), no Lease or related Lease Document or Equipment Loan or related Equipment Loan Document requires the prior written notification to, or consent of, any Person for the assignment of Seller's right, title and interest therein and in the related Equipment, or contains any other material restriction on the transfer or assignment of such Lease or related Lease Document or Equipment Loan or related Equipment Loan Document or the related Equipment by Seller.

(xxiii)
Each Lease and each Equipment Loan is by its terms an absolute and unconditional obligation of the related Obligor and no Lease or Equipment Loan is cancelable or terminable at the option of the Obligor except as set forth in the applicable Transaction Documents.

(xxiv)
Each Lease and each Equipment Loan (i) requires the related Obligor to assume all risk of loss, damage or malfunction of the related Equipment, (ii) does not require a Lessor thereunder to repair or maintain the related Equipment or to pay any costs and expenses related thereto and any other ancillary costs and expenses related to the Equipment (provided that, in certain instances, maintenance contract costs payable to a third party may be financed by or billed, collected and remitted by Seller (or its Agent)), (iii) requires the Obligor to (A) self-insure (including deductibles) against physical damage or liability related to the underlying Equipment, only in amounts satisfactory to the Lessor under such Lease or Lender under such Equipment Loan, and (B) subject to any such self-insurance satisfactory to Lessor or Lender, maintain physical damage and liability insurance policies with respect to the related Equipment and to pay the applicable premiums for such insurance, and, to the Knowledge of Seller, such physical damage and liability insurance policies are in full force and effect with respect to the related Equipment in customary amounts, (iv) requires the Obligor to pay all Taxes (including personal property, sales and use Taxes) relating to such Equipment (provided that Seller (or its Agent) may bill, collect and remit for personal property, sales and use Taxes and other similar Taxes), and (v) provides that, upon casualty, loss or other damage to the related Equipment, the Obligor must substitute items of Equipment with equal or greater value than the lost or damaged Equipment or pay to the Seller (or its Agent) the applicable amount under the relevant Transaction Document.

(xxv)
Except as set forth on Schedule 3(d)(xxv), to Seller's Knowledge (i) no Obligor under any Lease or related Lease Document or any Equipment Loan or related Equipment Loan Document is Bankrupt and (ii) none of the Equipment underlying any Lease or Equipment Loan is subject to a plan in any proceeding within the definition of “Bankrupt”.

(xxvi)
Except as set forth on Schedule 3(d)(xxvi), with respect to each Lease (i) each Obligor has made all Payments due under the related Lease Documents, (ii) no Obligor has prepaid any Rent under the related Lease Documents, (iii) no Obligor has notified Seller of any intention to stop making Rent or other scheduled Payments when such Payments become due in the future under the related Lease Documents, (iv) Seller is not holding any maintenance reserves or deposits with respect to such Lease, and (v) to the Knowledge of Seller, no Obligor is in breach of or default under any other provision of any Lease Document relating to such Lease.

(xxvii)
Except as set forth on Schedule 3(d)(xxvii), with respect to each Equipment Loan (i) each Obligor has made all Payments due under the related Equipment Loan Documents, (ii) no Obligor has prepaid any scheduled Payments required under the related Equipment Loan Documents, (iii) no Obligor has notified Seller of any intention to stop making scheduled Payments when such Payments become due in the future under the related Equipment Loan Documents, (iv) Seller is not holding any maintenance reserves or deposits with respect to such Equipment Loan, and (v) to the Knowledge of Seller, no Obligor is in breach of or default under any other provision of any Equipment Loan Document relating to such Equipment Loan.

(xxviii)	Schedule 3(d)(xxviii) contains a complete list of all Equipment subject to casualty loss.

(xxix)
Except as set forth on Schedule 3(d)(xxix), there are no Credit Enhancements (other than guarantees) in place with respect to any Lease or Equipment Loan and Seller has not exercised its rights under any guarantees relating to any Lease or Equipment Loan. To the Knowledge of Seller, no Payments made on any Leases or Equipment Loans are being made by any guarantor thereunder or other Person (other than the primary Obligor) for the purpose of forestalling, delaying or avoiding a default by the Obligor, and there are no defaults by any party under the terms of any Credit Enhancements relating to any Lease or Equipment Loan.

(xxx)
Seller has not granted any Obligor any material rebate, set-off, refund, allowance or adjustment during the initial fixed term of any Lease or Equipment Loan where such action was either credit-related or not in the ordinary course of business of Seller consistent with past practice.

(xxxi)
Seller has not received any written notice of dispute from any Obligor with respect to any material amounts due and owing (including the amounts of rental, installment or other payments) under any Lease or Equipment Loan.

(xxxii)
Except as set forth on Schedule 3(d)(xxxii), Seller (or its Agent) has not (i) renewed, extended or refinanced, amended or waived any provisions of any Leases or Equipment Loans, (ii) released any Obligor from any Lease or Equipment Loan or (iii) released or taken possession of any Equipment underlying any Lease or Equipment Loan.

(xxxiii)
With respect to each Lease, Seller has, and will convey to Seller on the Applicable Closing Date, such title to the Equipment underlying such Lease as was conveyed to Seller, free and clear of all Liens, other than the Permitted Liens and interests of the Obligor thereunder, such other imperfections of title as do not materially detract from the value of such Equipment, and the rights of any fiscal agent to manage such Equipment.

(xxxiv)
With respect to each Equipment Loan, Seller (in the case of Seller-Agented Transactions) or the Agent (in the case of Third Party Agented Interests) has a first priority perfected security interest in the Equipment underlying such Equipment Loan, free and clear of all Liens, other than Permitted Liens, Liens contemplated pursuant to any intercreditor agreements contained in the Transaction Documents and such imperfections of title as do not materially detract from the value of such Equipment.

(xxxv)
Except for options and other rights set forth in the Transaction Documents, Purchaser will have no obligation to sell, assign, encumber, transfer or convey to any Person any of its right, title or interest in, to or under any Lease Interest, Loan Interest or any Equipment, Collateral or Other Property underlying any Lease Interest or Loan Interest after the date hereof.

(xxxvi)
There is no dispute or claim concerning any Tax liability of the Seller relating to such Lease Interest or the related Other Property either claimed or raised by any Governmental Authority as to which the Seller has Knowledge. Any deficiency resulting from any audit or examination relating to Taxes of Seller relating to such Lease Interest or related Other Property has been timely paid and, to Seller's Knowledge, no issues relating to Taxes have been raised by any relevant Governmental Authority in a completed audit or examination that can reasonably be expected to recur with respect to such Lease Interest or Other Property in a later period.

(xxxvii)
Subject to the assumptions, field descriptions and adjustments described therein, (i) except with respect to the location of Equipment underlying any Lease Interest, all material information in the electronic data tapes dated as of November 30, 2012 that were delivered or made available by Seller or its representatives to Purchaser prior to the date hereof (the “Electronic Data Tapes”) is true and correct in all material respects as of the date thereof, and (ii) such Electronic Data Tapes set forth a true, correct and complete description of the quantity and amount of all scheduled payments required under the Lease Documents or Equipment Loan Documents, as applicable, relating to each Lease Interest, including Seller's assumed residual value, both guaranteed and unguaranteed, with respect to the related Equipment, in each case as of the date thereof.

Section 4.	Representations and Warranties of Purchaser. Purchaser represents and warrants to Seller as of the Effective Date and as of each Applicable Closing Date that:

(a)
Purchaser is duly formed or organized, validly existing and in good standing under the laws of the jurisdiction of its formation or organization, and is registered or qualified to conduct business in all other jurisdictions in which the failure to be so registered or qualified would materially and adversely affect the ability of Purchaser to perform its obligations under this Agreement or any other Sale Document to which it is contemplated to be a party.

(b)
Purchaser has the power and authority to execute, deliver and perform this Agreement and each of the Sale Documents to which it is contemplated to be a party and has taken all necessary action to authorize such execution, delivery and performance.

(c)
This Agreement constitutes, and the other Sale Documents to which Purchaser is a party will, upon execution and delivery thereof, constitute, legal, valid and binding obligations of Purchaser, enforceable against Purchaser in accordance with their respective terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(d)
The execution and delivery of the applicable Sale Documents and the performance by Purchaser of its obligations thereunder will not conflict with or constitute a breach of any provision of any law, regulation, judgment, order, decree, writ, injunction or any material contract, agreement or instrument, in each case, binding on Purchaser or its properties.

(e)	To the Knowledge of Purchaser, Purchaser is not an Affiliate of any Transaction Party.

(f)
Purchaser will have sufficient cash, available lines of credit or other sources of immediately available funds to enable it to pay the Initial Deposit Amount into the Escrow Account on the Effective Date, the Initial Purchase Price into the Escrow Account on the Funding Date and to pay any other amounts required to be paid by it under this Agreement.

(g)
Purchaser is a sophisticated investor (as that term is used in regulations promulgated under the Securities Act of 1933) and is able to bear the economic risk associated with the purchase of the Loan Interests and Lease Interests and the assumption of the obligations of Seller thereunder.

(h)
Purchaser is an “accredited investor”, as that term is defined by the Securities Act of 1933, as amended and related regulations. Purchaser has such knowledge and experience in financial and business matters, including with respect to the ownership of loan and lease interests comparable to the Loan Interests and Lease Interests, that it is capable of evaluating the merits and risks of an investment in such Loan Interests and Lease Interests.

(i)
No litigation, arbitration, investigation, proceeding or inquiry is pending or, to Purchaser's Knowledge, threatened against Purchaser that could materially and adversely affect the ability of Purchaser to perform its obligations under this Agreement or the other Sale Documents to which Purchaser is a party.

Section 5.
Interim Operating Covenant. Prior to the transfer of each Loan Interest or Lease Interest pursuant to this Agreement, Seller agrees to manage and operate such Loan Interests and Lease Interests and related Other Property in the ordinary course of Seller's business, consistent with Seller's past practice. To the extent that Seller's consent is required to amend, modify, or otherwise alter any of the Transaction Documents relating to a Loan Interest or Lease Interest prior to the transfer of such Loan Interest or Lease Interest to Purchaser (a “Proposed Modification”), Seller shall not consent to any such Proposed Modification without first obtaining Purchaser's consent to such Proposed Modification.

Section 6.Acknowledgements.

(a)
Seller acknowledges that (i) Purchaser currently may have information with respect to the Loan Interests and Lease Interests that is not known to Seller and that may be material to a decision to sell the Loan Interests and Lease Interests (the “Purchaser Excluded Information”), (ii) Seller has determined to sell the Loan Interests and Lease Interests notwithstanding its lack of knowledge of the Purchaser Excluded Information and (iii) Purchaser shall have no liability to Seller, and Seller waives and releases any Claims that it might have against Purchaser whether under applicable securities laws or otherwise, with respect to the nondisclosure of the Purchaser Excluded Information in connection with the transactions contemplated hereby; provided, that the Purchaser Excluded Information shall not and does not affect the truth or accuracy of Purchaser's representations or warranties in this Agreement.

(b)
Purchaser acknowledges that no Seller Party has been authorized to make, and that Purchaser has not relied upon, any statements, representations or warranties other than those specifically made by Seller contained in Section 3 of this Agreement.

(c)
Purchaser acknowledges that (i) Seller currently may have information with respect to the Loan Interests and Lease Interests that is not known to Purchaser and that may be material to a decision to purchase the Loan Interests and Lease Interests (the “Seller Excluded Information”), (ii) Purchaser has determined to purchase the Loan Interests and Lease Interests notwithstanding its lack of knowledge of the Seller Excluded Information and (iii) Seller shall have no liability to Purchaser, and Purchaser waives and releases any Claims that it might have against Seller whether under applicable securities laws or otherwise, with respect to the nondisclosure of the Seller Excluded Information in connection with the transactions contemplated hereby; provided, that the Seller Excluded Information shall not and does not affect the truth or accuracy of the Seller's representations or warranties in this Agreement.

(d)
PURCHASER ACKNOWLEDGES THAT, EXCEPT AS SET FORTH IN SECTION 3, SELLER HAS MADE NO REPRESENTATIONS OR WARRANTIES AS TO THE LOAN INTERESTS OR LEASE INTERESTS (INCLUDING, WITHOUT LIMITATION, THE VALUE, MARKETABILITY, CONDITION OR FUTURE PERFORMANCE THEREOF, THE COMPLIANCE THEREOF WITH ANY LAWS (INCLUDING, WITHOUT LIMITATION, ENVIRONMENTAL, LAND USE OR OCCUPANCY LAW)). IN ADDITION, EXCEPT TO THE EXTENT EXPRESSLY SET FORTH IN THIS AGREEMENT (INCLUDING WITHOUT LIMITATION SECTION 3 HEREOF), SELLER EXPRESSLY DISCLAIMS ANY EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND PURCHASER AGREES THAT THE LOAN INTERESTS AND LEASE INTERESTS TO BE TRANSFERRED HEREBY ARE BEING TRANSFERRED IN AN “AS IS, WHERE IS, AND WITH ALL FAULTS” CONDITION BASED SOLELY ON PURCHASER'S OWN INSPECTION, AND WITHOUT LIABILITY BY OR RECOURSE TO ANY SELLER PARTY EXCEPT TO THE EXTENT EXPRESSLY SET FORTH IN THIS AGREEMENT (INCLUDING WITHOUT LIMITATION SECTIONS 3 AND 9 HEREOF).

Section 7.Conditions to Closing; Closing Deliverables.

(a)
The obligation of Purchaser to proceed with the purchase of any Loan Interest or Lease Interest is subject to the fulfillment (in form and substance reasonably satisfactory to Purchaser) or waiver (by Purchaser, in its sole discretion, by written notice to Seller) on or prior to each Applicable Closing Date, of all of the following conditions:

(i)	the Escrow Agreement shall be in full force and effect;

(ii)	Seller shall have received all Required Consents with respect to such Loan Interest or Lease Interest;

(iii)
the representations and warranties of Seller set forth in Section 3(a) that are qualified by materiality shall be true and correct in all respects and such representations and warranties of Seller that are not so qualified shall be true and correct in all material respects;

(iv)	Seller shall have complied in all material respects with all covenants required by this Agreement to be complied with by it on or before the Applicable Closing Date; and

(v)
Purchaser shall have received a certificate signed by an officer of the Seller to the effect that the conditions in Sections 7(a)(ii), (iii) and (iv) have been satisfied as of such Applicable Closing Date.

(b)	At the Applicable Closing relating to any Loan Interest or Lease Interest, Seller shall deliver to Purchaser, in each case to the extent relevant to such Loan Interest or Lease Interest:

(i)	an Assignment and Assumption Agreement, duly executed by Seller;

(ii)
a Bill of Sale, together with any form of transfer instrument required by the Federal Aviation Administration, the United States Coast Guard or any State motor vehicle department with respect to Equipment constituting an aircraft, a marine vessel or a Certificated Vehicle, respectively, duly executed by Seller;

(iii)
an allonge (substantially in the form attached hereto as Exhibit C, an “Allonge”) to each applicable Note delivered in connection with a Seller-Agented Transaction or in respect of any other Lease Interest or Loan Interest pursuant to which Seller is in possession of a Note that has not been cancelled, duly executed by Seller;

(iv)
(A) evidence of title to any Equipment located in any jurisdiction wherein the possession of such certificate or other documentary item is required to evidence title to or perfection of a security interest in such items of Equipment, duly assigned to Purchaser, to the extent Seller is listed thereon as owner and/or lienholder and (B) all duly executed agreements, instruments and documents, if any, required by applicable law in order to assign to Purchaser all of Seller's interest in the Collateral, including, without limitation, UCC assignments, assignments of vehicle titles, and such other applicable documents, agreements and instruments of assignment and transfer as Purchaser shall have reasonably requested that are customary with respect to the particular Loan Interest or Lease Interest;

(v)
each original Note (or lost note affidavit and related customary indemnity) relating to a Seller-Agented Transaction or other Lease Interest or Loan Interest where Seller is the payee under such Note, and, in both cases, the other applicable original Transaction Documents, in each case to the extent in Seller's possession;

(vi)
the remainder of Seller's Loan File or Lease File with respect to such Loan Interest or Lease Interest, including, without limitation, all material written notices and correspondence received by Seller in connection therewith, other than any Excluded Documents;

(vii)
UCC-3 assignments with respect to the UCC-1 financing statements filed in connection with each Seller-Agented Transaction or any other Loan Interest or Lease Interest to the extent Seller is named as the secured party therein (collectively, the “UCC-3s”);

(viii)	original documentation of any Leases constituting “tangible chattel paper” within the meaning of Section 9-102(a) of the UCC;

(ix)	a certificate of non-foreign status pursuant to Section 1445 of the Code and Treasury Regulations Section 1445-2(b);

(x)	any applicable Reserve Funds; and

(xi)
any other documents required for the transfer of such Loan Interest or Lease Interest to Purchaser, duly executed by Seller to the extent required, in each case in form and substance reasonably acceptable to Purchaser and Seller.

(c)
The obligation of Seller to proceed with the sale of any Loan Interest or Lease Interest is subject to the fulfillment (in form and substance reasonably satisfactory to Seller) or waiver (by Seller, in its sole discretion, by written notice to Purchaser) on or prior to each Applicable Closing Date, of all of the following conditions:

(i)	the Escrow Agreement shall be in full force and effect;

(ii)	the representations and warranties of Purchaser set forth in Section 4 shall be true and correct in all material respects;

(iii)	Purchaser shall have complied in all material respects with all covenants required by this Agreement to be complied with by it on or before the Applicable Closing Date;

(iv)	Seller shall have received a certificate signed by an officer of Purchaser to the effect that the conditions in Sections 7(c)(ii) and (iii) have been satisfied as of such Applicable Closing Date; and

(v)	Seller shall have received all Required Consents with respect to such Loan Interest or Lease Interest.

(d)	At the Applicable Closing relating to any Loan Interest or Lease Interest, Purchaser shall deliver to Seller, in each case to the extent relevant to such Loan Interest or Lease Interest:

(i)	an Assignment and Assumption Agreement, duly executed by Purchaser; and

(ii)
any other documents required for the transfer of such Loan Interest or Lease Interest to Purchaser, duly executed by Purchaser to the extent required, in each case in form and substance reasonably acceptable to Purchaser and Seller.

(e)
Actions Subsequent to Sale. From and after each Applicable Closing Date relating to a Loan Interest or Lease Interest, Purchaser shall be entitled to file or record all UCC-3s and all Assignment and Assumption Agreements delivered in connection with the Applicable Closing relating to such Loan Interest or Lease Interest in the relevant recording offices, in each case, at its sole cost and expense.

Section 8.Certain Obligations of Seller and Purchaser.

(a)
Notice of Claim. Purchaser shall promptly notify Seller in writing if Purchaser receives notice of any Claim or threatened Claim, or any litigation against any Seller Party or any predecessor owner of Seller relating to any Transferred Interest.

(b)
Identity of Ownership of Transaction. In no event shall Purchaser prosecute any Claims in the name of Seller, nor shall Purchaser intentionally mislead or conceal its ownership of any Transferred Interest.

(c)
Required Consents. From and after the Effective Date until the Final Closing Date, Seller shall use its commercially reasonable efforts to obtain the Required Consents relating to the Loan Interests and Lease Interests. Purchaser agrees to take such action as may be reasonably requested by Seller from time to time in order to assist Seller in obtaining such Required Consents; provided, that, Purchaser shall not be obligated to expend any funds in connection therewith.

(d)
Taxes, Fees, Costs, Expenses, Etc. Each of Seller and Purchaser shall pay fifty percent (50%) of all transfer, filing, recording and titling fees, title insurance costs, Escrow Agent expenses, Mortgage recording Taxes, registration expenses, administrative agent assignment fees and expenses, documentary transfer, stamp, sales, use and similar Taxes and all other similar costs and expenses, in each case, required to be paid in connection with the transactions contemplated hereby. The Parties shall cooperate to comply with all Tax return requirements for such Taxes and shall provide such documentation and take such other action as may be necessary to minimize the amount of any such Tax. This Section 8(d) shall not require Purchaser to pay any Taxes, costs or expenses related to Seller's income Tax obligations occasioned by the sale of the Transferred Interests or otherwise.

(e)
Recording. Except as otherwise provided in Section 8(d), Purchaser is responsible for recording any necessary documents to evidence, secure or otherwise reflect its right, title and interest in and to any Transferred Interests it acquires hereunder. IN NO EVENT SHALL SELLER BE LIABLE FOR PURCHASER'S FAILURE TO PROPERLY RECORD ANY DOCUMENTS THAT ARE NECESSARY TO EVIDENCE, SECURE OR OTHERWISE REFLECT PURCHASER'S RIGHT, TITLE AND INTEREST IN AND TO ANY TRANSFERRED INTERESTS IT ACQUIRES HEREUNDER.

(f)
Original Transaction Documents. Purchaser agrees that, from and after the Applicable Closing Date relating to any Loan Interest or Lease Interest, if Seller reasonably requires an original Transaction Document that is in Purchaser's possession in connection with a governmental or regulatory inquiry or proceeding, an audit or any other similar matter from time to time, Purchaser shall use commercially reasonable efforts to assist Seller in producing such original Transaction Document pursuant to arrangements reasonably mutually satisfactory to Purchaser and Seller.

(g)
Cooperation with Purchaser AML/CIP Programs. Seller hereby covenants that Seller shall, promptly following a request by Purchaser, provide all documentation and other information that Purchaser reasonably requests in order to enable Purchaser to comply with Purchaser's ongoing obligations under Purchaser's AML/CIP Programs and Purchaser's reporting obligations under applicable law.

Section 9.Indemnification and Limitation of Liability.

(a)	Indemnification by Seller.

(i)
Seller shall indemnify and hold harmless each of Purchaser and its Affiliates and their respective officers, directors, employees, agents, successors and assigns (collectively, the “Purchaser Indemnitees”) from and against any and all Claims (including amounts paid in the investigation, defense or settlement thereof), obligations, losses, Taxes or Damages (whether absolute, accrued, conditional or otherwise) and out of pocket expenses, including reasonable attorneys' and accountants' fees and expenses (collectively, “Losses”), resulting from, arising out of or relating to (a) any breach of any representation or warranty made by Seller in Section 3; and (b) any failure of Seller to perform any covenant or agreement hereunder or under the other Sale Documents to which it is a party.

(ii)
Seller shall indemnify, protect and hold harmless each Purchaser Indemnitee from and against (i) all Losses resulting from, arising out of or relating to Seller's failure to observe or perform any of its obligations under the Transaction Documents or any other obligations under or relating to any Transferred Interest prior to the Applicable Closing Date with respect to such Transferred Interest, (ii) all Losses resulting from, arising out of or relating to actions, events or circumstances occurring or existing with respect to any Transferred Interest on or prior to the Effective Date, and (iii) all ad valorem and non-ad valorem property Taxes and assessments with respect to any Property or Equipment to the extent such Taxes accrued or became due on or prior to the Effective Date. Notwithstanding the foregoing, Seller shall have no obligation to indemnify Purchaser to the extent that any of the foregoing arise as a direct result of the gross negligence, bad faith or willful misconduct of any Purchaser Party or any breach by Purchaser of its obligations under this Agreement.

(b)	Indemnification by Purchaser.

(i)
Purchaser shall indemnify and hold harmless Seller and its Affiliates and their respective officers, directors, employees, agents, successors and assigns (collectively, the “Seller Indemnitees”) from and against any and all Losses resulting from, arising out of or relating to (a) any material breach of any representation or warranty made by Purchaser in Section 4; and (b) any failure of Purchaser to perform any covenant or agreement hereunder or under the other Sale Documents to which it is a party.

(ii)
Purchaser shall indemnify, protect and hold harmless each Seller Party from and against (i) all Losses resulting from, arising out of or relation to Purchaser's failure to observe or perform any of its obligations under the Transaction Documents or any other obligations under or relating to any Transferred Interest from and after the Applicable Closing Date with respect to such Transferred Interest, (ii) all Losses resulting from, arising out of or relating to actions, events or circumstances first occurring or existing with respect to any Transferred Interest after the Effective Date relating to such Transferred Interest, and (iii) all ad valorem and non-ad valorem property Taxes and assessments with respect to any Property or Equipment to the extent such Taxes accrued or became due after the Effective Date. Notwithstanding the foregoing, Purchaser shall have no obligation to indemnify any Seller Indemnitees to the extent that any of the foregoing arise as a direct result of the gross negligence, bad faith or willful misconduct of any Seller Party or any breach by Seller of any of its obligations under this Agreement.

(c)	Certain Limitations.

(i)
Seller shall not be required to indemnify the Purchaser Indemnitees with respect to Losses set forth in any claim for indemnification pursuant to Section 9(a)(i)(a) (other than for claims relating to the alleged breach of any representation or warranty relating to Taxes) to the extent that the aggregate liability of Seller to Purchaser Indemnitees under Section 9(a)(i)(a) exceeds five percent (5%) of the Purchase Price actually paid under this Agreement (the “Cap”); provided that such Cap shall not apply to the extent the foregoing arises as a direct result of the gross negligence, bad faith or willful misconduct of any Seller Party or any breach by Seller of any of its obligations under this Agreement.

(ii)
Purchaser shall not be required to indemnify the Seller Indemnitees with respect to any Losses set forth in any claim for indemnification pursuant to Section 9(b)(i)(a) to the extent that the aggregate liability of Purchaser to the Seller Indemnitees under Section 9(b)(i)(a) exceeds the Cap; provided that such Cap shall not apply to the extent the foregoing arises as a direct result of the gross negligence, bad faith or willful misconduct of any Purchaser Party or any breach by Purchaser of any of its obligations under this Agreement.

(iii)
The rights to indemnification provided for in this Section 9 shall be the sole and exclusive remedy of Purchaser or Seller, as the case may be, with respect to a Transferred Interest after the Applicable Closing with respect to such Transferred Interest for any breaches of or inaccuracy of any applicable representation, warranty, covenant or agreement of Seller or Purchaser, respectively, herein.

(d)	Payment Adjustments.

(i)
Any indemnity payment to be made by Seller to the Purchaser Indemnitees, on the one hand, or by Purchaser to the Seller Indemnitees, on the other hand, pursuant to this Section 9 in respect of any Loss shall be reduced by an amount equal to (x) any insurance proceeds actually received by the Indemnified Party in respect of such claim minus (y) any out-of-pocket expenses and reasonable attorneys' fees incurred by the Indemnified Party in connection with the recovery of such proceeds; provided that such Indemnified Party shall use commercially reasonable efforts to recover such insurance proceeds in connection with making a claim under this Section 9.

(ii)
Any payment to be made by Seller to the Purchaser Indemnitees on the one hand, or by Purchaser to the Seller Indemnitees on the other hand, pursuant to this Section 9 in respect of any Loss shall be reduced by an amount equal to the income Tax benefits, if any, attributable to such Loss.

(iii)
The Parties agree that any indemnification payments made pursuant to this Agreement shall be treated for Tax purposes as an adjustment to the Purchase Price relating to the Purchased Interest to which such indemnification payment relates.

(e)	Indemnification Procedures.

(i)
In the event of any Claim asserted by a third party (a “Third Party Claim”) against a party entitled to seek indemnification under this Agreement (the “Indemnified Party”), notice shall be given by the

Indemnified Party to the party against whom such indemnification may be sought (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of such Third Party Claim. Such notice shall (i) specify in reasonable detail the basis on which indemnification is being asserted, (ii) provide a reasonable estimate of the amount of the Losses asserted therein, (iii) specify the provision or provisions of this Agreement under which such Losses are asserted and (iv) include copies of all notices and documents (including court papers) served on or received by the Indemnified Party from such third party.

(ii)
Upon receipt of such notice, the Indemnifying Party may elect to participate in such claim or action and to assume the defense of such Third Party Claim, at the expense of the Indemnifying Party, by written notice to the Indemnified Party within twenty (20) days after the Indemnified Party has provided notice of the Third Party Claim; provided that the Indemnified Party may participate in such defense at such Indemnified Party's expense. Except with the prior written consent of the Indemnified Party, not to be unreasonably withheld or delayed, no Indemnifying Party, in the defense of any such Third Party Claim, shall consent to entry of any judgment or enter into any settlement unless (A) there is no finding or admission of any violation of law or contract by the Indemnified Party, and (B) the sole relief is monetary damages that are paid in full by the Indemnifying Party. Notwithstanding the foregoing, in the event that the Indemnified Party shall in good faith determine that the Indemnified Party may have available to it one or more defenses or counterclaims that are inconsistent with one or more of those that may be available to the Indemnifying Party in respect of such Third Party Claim, the Indemnified Party shall have the right, but not the obligation, at all times to take over and assume control over the defense, settlement, negotiations or Claim relating to any such Third Party Claim, provided that if the Indemnified Party does so take over and assume control, the Indemnified Party shall not settle such Third Party Claim without the prior written consent of the Indemnifying Party, not to be unreasonably withheld or delayed.

(iii)
In all cases, the Parties shall cooperate in the defense of any Third Party Claim subject to this Section 9 and the records of each shall be available to the other with respect to such defense subject to any restrictions or procedures necessary or appropriate to protect any attorney-client or other legal privileges. The party controlling the defense of such Third Party Claim shall keep the other party reasonably advised of the status of such Third Party Claim and the defense thereof and shall consider in good faith any reasonable recommendations made by the non-controlling party with respect thereto.

(iv)
If an Indemnified Party sustains any Losses not involving a Third Party Claim that such Indemnified Party believes gives rise to a claim for indemnification hereunder, such Indemnified Party shall, if it intends to make a claim with respect thereto against an Indemnifying Party, deliver notice of such claim to the Indemnifying Party in accordance with Section 9(e)(i). If the Indemnifying Party does not notify the Indemnified Party within thirty (30) days after its receipt of such notice that the Indemnifying Party disputes its liability to the Indemnified Party, such claim specified by the Indemnified Party in such notice shall be conclusively deemed a liability of the Indemnifying Party and the Indemnifying Party shall pay the amount of such claim to the Indemnified Party promptly after demand therefor or, in the case of any notice in which the amount of the claim (or any portion thereof) is estimated, on such later date on which such amount (or such portion) is finally determined. If the Indemnifying Party has timely disputed its liability with respect to such claim as provided above, the Indemnifying Party and the Indemnified Party shall proceed in good faith to negotiate a resolution of such dispute, and if not resolved through such negotiations, such dispute shall be resolved by litigation in an appropriate court of competent jurisdiction in accordance with Sections 13 and 15.

(v)
If the Indemnified Party receives any payment from an Indemnifying Party in respect of any Losses pursuant to this Section 9 and the Indemnified Party could have recovered all or any portion of such Losses from any third party (a “Potential Contributor”) based on the underlying claim asserted against the Indemnifying Party, the Indemnified Party shall cooperate with the Indemnifying Party to assist the Indemnifying Party in recovering from the Potential Contributor the amount of such payment.

(vi)
The Parties shall cooperate with each other with respect to resolving any claim or liability with respect to which one Party is obligated to indemnify the other Party hereunder, including by using commercially reasonable efforts to mitigate or resolve any such claim or liability.

(f)	Limitation of Liability.

(i)
After each Applicable Closing Date, solely with respect to those Loan Interests or Lease Interests transferred to Purchaser as of such Applicable Closing Date, except as provided in this Section 9 and in Sections 8(d), 8(g), 10, 18, 29 and 30, no Seller Party shall have any liability, responsibility or obligation to Purchaser with respect to this Agreement, the related Loan Interests, the related Lease Interests, the related Transaction Documents, or any of the other Sale Documents, either directly or indirectly. Purchaser hereby expressly waives all such liability, responsibility, obligations of and all recourse against each Seller Party.

(ii)
It is acknowledged and agreed by the Parties that Seller shall not be liable to Purchaser and Purchaser shall not be liable to Seller under or in connection with this Agreement or any other Sale Document with respect to (x) any breach of representation, warranty or covenant of Seller or Purchaser hereunder or thereunder that is not otherwise qualified by materiality unless such breach is material or (y) a breach of any representation or warranty if, at the time such representation or warranty was made by Seller or Purchaser, Purchaser or Seller, respectively, had Knowledge of such breach.

(g)
Survival of Representations and Warranties. No claim for indemnification may be made by any Seller Indemnitee under Section 9(a)(i)(a) or by any Purchaser Indemnitee under Section 9(b)(i)(a) for any breach of a representation or warranty after the expiration of the applicable Survival Period applicable to such representation or warranty.

Section 10.
Insurance. From and after each Applicable Closing Date with respect to each Transferred Interest, at Purchaser's sole cost and expense, (a) Seller shall reasonably cooperate with Purchaser to have Purchaser named as loss payee on all insurance policies relating to such Transferred Interest under which Seller was named as loss payee on the Applicable Closing Date to be effective as of the Effective Date and (b) Seller shall remit any proceeds it receives in respect of claims under such insurance policies accruing on or after the Effective Date with respect to Transferred Interests ultimately transferred to Purchaser to Purchaser promptly after receipt thereof.

Section 11.	Limitation on Damages. In no event shall Seller or Purchaser be entitled to punitive, consequential, exemplary or special damages in connection with any Claim relating to this Agreement.

Section 12.	Time is of the Essence. Time shall be of the essence with regard to this Agreement.

Section 13.
Governing Law, Venue and Jurisdiction. THIS AGREEMENT SHALL BE CONSTRUED AND GOVERNED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. VENUE FOR ANY LITIGATION ARISING UNDER THIS AGREEMENT OR ANY OTHER SALE DOCUMENT OR ITS SUBSEQUENT PERFORMANCE SHALL BE A STATE OR FEDERAL COURT SITTING IN THE STATE OF NEW YORK, BOROUGH OF MANHATTAN. THE PARTIES hereby irrevocably waive any objection that they may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement brought in any federal or state court sitting in the state of New York, borough of Manhattan and hereby further irrevocably waive any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

Section 14.
Notices. All notices or deliveries required or permitted hereunder shall be in writing and delivered personally, by facsimile (with answer back acknowledged), by electronic mail via PDF (with confirmation of receipt) or by generally recognized overnight delivery service, and shall be deemed given (a) when delivered, if delivered personally, by facsimile or by electronic mail or (b) on the following Business Day, if sent by generally recognized overnight delivery service, in each case at the following addresses, or such other address as the relevant Party may hereafter designate by notice given in compliance with this Section 14 to the other Party:

Seller:

Flagstar Bank, FSB
5151 Corporate Drive
Troy, MI 48098
Attention: Chief Financial Officer, Chief Executive Officer
Facsimile: (248) 312-6833
Email (for PDF): Paul.D.Borja@flagstar.com

with a copy to:

Bracewell & Giuliani LLP
1251 Avenue of the Americas, 49th Floor
New York, NY 10020
Attention: Jonathan Gill
Facsimile: (212) 938-3813
Email (for PDF): jon.gill@bgllp.com;

with an additional copy to:

Nutter McClennen & Fish LLP
Seaport West
155 Seaport Boulevard
Boston, MA 02210
Attention: Paul J. Ayoub
Facsimile: (617) 310-9270
Email (for PDF): payoub@nutter.com

Purchaser:

CIT Finance LLC
c/o CIT Group Inc.
One CIT Drive
Livingston, NJ  07039
Attention:  General Counsel
Facsimile:  (973) 740-5264
Email (for PDF): Robert.Ingato@cit.com

with a copy to:

CIT Group Inc.
One CIT Drive
Livingston, NJ  07039
Attention:  Chief Corporate Counsel
Facsimile:  (973) 740-5087
Email (for PDF): Christopher.Paul@cit.com

with an additional copy to:

Cadwalader Wickersham & Taft LLP
700 Sixth Street NW
Washington, DC 20001
Attention: Karen A. Dewis
Facsimile: (202) 862 2400
Email (for PDF): Karen.Dewis@cwt.com

Section 15.
Waiver of Trial by Jury. EACH PARTY HEREBY KNOWINGLY, VOLUNTARY AND INTENTIONALLY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS AGREEMENT OR ANY OTHER SALE DOCUMENT OR ANY TRANSACTION, PURCHASED INTEREST OR TRANSACTION DOCUMENT AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

Section 16.
Counterparts. This Agreement may be executed in two or more counterparts (and by different Parties in separate counterparts), each of which shall be an original but all of which together shall constitute the same instrument.

Section 17.
Brokers. Purchaser represents and warrants to Seller that it has not retained any broker, finder or other party entitled to a commission or other compensation for which Seller could be held responsible in connection with the transactions contemplated hereby.

Section 18.
Further Assurances. From and after each Applicable Closing Date, at any time and from time to time, upon the reasonable request of any Party to this Agreement, and without payment of further consideration, provided that the requesting Party is not then in breach of its obligations hereunder, the Party so requested shall use commercially reasonable efforts to cooperate with the other Party to request and obtain from any Agent or Obligor any missing information relating to any Transferred Interest and to do, execute, acknowledge and deliver, and shall cause to be done, executed, acknowledged and delivered, all such further acts, deeds, assignments, transfers, conveyances, powers of attorney and assurances as may be required in order to effectuate the transactions contemplated by this Agreement, including to better assign, transfer, grant, convey, assure and confirm to Purchaser the Transferred Interests as provided for herein; provided, however, (a) nothing in this Section 18 shall obligate Seller or Purchaser to increase its obligations or liabilities, or decrease its rights, under this Agreement, and (b) any documentation requested to be executed by Seller pursuant to this Section 18 shall be in form and substance reasonably satisfactory to Seller.

Section 19.
Survival Period. Each covenant and agreement contained in this Agreement or in any other Sale Document which by its express terms contemplates performance after the Effective Date or an Applicable Closing Date (including, without limitation, all indemnification obligations), shall survive the Effective Date or such Applicable Closing Date, as applicable, and be enforceable until such covenant or agreement has been fully performed. The representations and warranties contained in this Agreement shall survive the Effective Date and each Applicable Closing Date and shall expire at the end of the applicable Survival Period for such representations and warranties after which time no Claim for breach of such representations or warranties may be made.

Section 20.	Amendment. This Agreement may not be amended except by an instrument in writing signed by the Parties.

Section 21.
Severability. If any provision of this Agreement or any other Sale Document shall for any reason be held invalid or unenforceable, the invalidity or unenforceability of any such provision shall in no way affect the validity or enforceability of any other provision of this Agreement or any other Sale Document; provided, however, if the invalidity or unenforceability of any provision shall materially deprive a Party of the economic benefit intended to be conferred by this Agreement or any other Sale Document, the Parties shall negotiate in good faith to amend this Agreement in a manner whereby the economic effect is as nearly as possible the same as the economic effect of this Agreement prior to such invalidity or unenforceability.

Section 22.
Entire Agreement. This Agreement and the other Sale Documents contain the entire agreement between the Parties and supersede all prior agreements, arrangements and understandings relating to the subject matter thereof. There are no written or oral agreements, understandings, representations or warranties between the Parties other than those set forth herein and in the other Sale Documents.

Section 23.
Successors and Assigns. This Agreement shall be binding upon the Parties hereto and their respective successors and permitted assigns and shall inure to the benefit of the Parties hereto and their respective successors and permitted assigns. Neither Party may assign or delegate its rights or duties hereunder without the prior written consent of the other Party; provided, however, that Purchaser may, without the prior written consent of Seller, assign its rights and obligations with respect to the purchase of one or more Loan Interests or Lease Interests to an Affiliate of Purchaser as long as no such assignment shall (a) relieve Purchaser of the obligation to pay the Individual Purchase Price for any such Loan Interests or Lease Interests that are so assigned, or (b) create a need for, or materially increase the difficulty of obtaining a Required Consent to transfer such Loan Interest or Lease Interest.

Section 24.
Relationship of Parties. The relationship between the Parties is an arm's length relationship, and Seller is not, and shall not represent to third parties that it is, acting as, an agent for or on behalf of Purchaser.

Section 25.
Environmental Indemnity. Nothing in this Agreement or any documents delivered pursuant to this Agreement will prejudice Seller from seeking the benefit of any environmental indemnity delivered by any indemnitor in connection with any Transferred Interest to the extent permitted by applicable law and provided that the rights of the then holder of such Transferred Interest is not reduced in any material respect, and provided further that any such rights shall be subject and subordinate to the rights of the holder of such Transferred Interest.

Section 26.	No Joint Venture or Third Party Beneficiaries.

(a)
Purchaser acknowledges and agrees that no Seller Party is a venturer, co-venturer, insurer, guarantor or partner of any Purchaser Party in Purchaser's purchase of any Transferred Interest, and that no Seller Party shall bear any liability whatsoever resulting from or arising out of Purchaser's ownership and/or resale of any Purchased Interest.

(b)
This Agreement and the other Sale Documents are not intended to confer upon any Person other than Purchaser and Seller and, to the extent expressly contemplated hereby or thereby, as applicable, the Seller Indemnitees and Purchaser Indemnitees, any rights or remedies hereunder, and accordingly, no such other Person shall be entitled to enforce any provision of this Agreement or any other Sale Document.

Section 27.	Servicing of the Transactions.

(a)	Servicing Prior to the Applicable Closing Date.

(i)
Between the Effective Date and the Applicable Closing Date relating to any Loan Interest or Lease Interest, Seller shall cause any Loan Interest or Lease Interests that constitutes Seller-Agented Transactions to be serviced and administered in conformity with customary industry servicing standards consistent with past practice; provided, however, that Seller will not, without the prior written consent of Purchaser (which consent shall not be unreasonably withheld or delayed): (A) amend or modify any term of any Seller-Agented Transaction; (B) release any Collateral for any Seller-Agented Transaction or release any Transaction Party from liability in connection with any Seller-Agented Transaction unless such Seller-Agented Transaction is paid in full; (C) compromise or settle any Claims with respect to any Seller-Agented Transaction; or (D) initiate or otherwise take any action with respect to a foreclosure against any Collateral for any Seller-Agented Transaction except to the extent that such actions are necessary or appropriate in Seller's reasonable judgment as a continuation of actions taken prior to the Effective Date to protect or preserve the Collateral for such Seller-Agented Transaction.

(ii)
If Seller complies with the provisions of Section 27(a)(i), then (A) Seller shall have no liability hereunder with respect to such services; and (B) Purchaser shall be bound by Seller's actions during the interim servicing period which comply with the provisions of Section 27(a)(i).

(b)	Servicing After the Applicable Closing Date.

(i)
The Seller-Agented Transactions will be sold, transferred, conveyed and assigned to Purchaser on a Servicing-Released Basis. As of the end of the Business Day on the Applicable Closing Date with respect to any Seller-Agented Transaction, except as expressly provided herein, all rights, obligations, liabilities and responsibilities with respect to the servicing and administration of such Seller-Agented Transactions for the period from and after the Applicable Closing Date will pass to Purchaser, and Seller will be discharged and released from all obligations, liability or responsibility with respect to such servicing from and after such Applicable Closing Date. Purchaser hereby acknowledges that, because the Seller-Agented Transactions may include provisions for Impositions, negative amortization and/or balloon payments of principal, the servicing of the Seller-Agented Transactions might be affected accordingly.

(ii)
As of the end of the Business Day on the Applicable Closing Date relating to any Seller-Agented Transaction, except as provided herein, Purchaser will be solely responsible and liable for compliance with all applicable laws, rules and regulations governing the ownership, servicing or administration of such Seller-Agented Transactions for the period from and after the Applicable Closing Date, including, without limitation, the obligation (if any) to notify any Transaction Party of the transfer of the servicing rights from Seller to Purchaser. If requested by Purchaser, Seller will participate in a notice of transfer of service that is drafted by Purchaser and directed to the Transaction Parties and that is in form and substance reasonably satisfactory to Seller.

(c)
Limitations. Under no circumstances will Seller be a fiduciary of Purchaser with respect to the Seller-Agented Transactions. Except for as provided in Section 27(a) above and except for conduct constituting willful misconduct or fraud, or for breaches of the terms of this Agreement (subject to the terms and conditions hereof), Seller has no liability to Purchaser for deficiencies with regard to servicing the Seller-Agented Transactions. Without limiting the foregoing, Seller shall have no liability for actions taken at the request of, or with the consent of, Purchaser, and no such action will limit in any way Purchaser's obligation to purchase the related Seller-Agented Transactions.

Section 28.	Termination and Remedies.

(a)
Methods of Termination. This obligations of Purchaser to purchase and of Seller to sell the Loan Interests and Lease Interests under this Agreement may be terminated prior to the Final Closing Date as follows:

(i)	at any time by mutual written agreement of Seller and Purchaser, each acting in its sole discretion;

(ii)
by either Seller or Purchaser upon the material breach of this Agreement by the other Party, which termination shall be effective on the earlier of, if such breach is curable, upon the breaching Party's failure to cure within five (5) Business Days after notice of such breach has been given, and if such breach is incurable, upon the giving of such notice; provided, that neither Party shall be entitled to terminate pursuant to this Section 28(a)(ii) unless (A) such Party has complied with and fulfilled its obligations and undertakings under this Agreement in all material respects and (B) such Party has not taken any action or omitted to take any action that contributed to the breaching Party's breach; or

(iii)	by Seller if the Purchaser fails to deposit the Initial Purchase Price into the Escrow Account by the Funding Date pursuant to Section 2(c).

(b)	Effect of Termination; Remedies; Return of Escrow Funds and Final True-Up Date.

(i)
In the event of the termination pursuant to the provisions of Section 28(a)(ii) or 28(a)(iii), this Agreement shall remain in full force and effect with respect to all Transferred Interests actually transferred to Purchaser prior to such termination and otherwise shall become void and have no effect, without any liability to any Person in respect hereof or of the transactions contemplated to take place following the date of such termination hereby on the part of any Party hereto, or any of its Affiliates, except for any liability resulting from such Party's breach of this Agreement prior to the date of termination and except for the provisions set forth in Sections 13, 14, 15, 19, 28(b), 28, 29, 30 and 31, which shall survive such termination.

(ii)
If this Agreement is terminated as provided herein (a) except to the extent related to Transferred Interests actually transferred to Purchaser prior to such termination, the Purchaser shall return to the Seller all documents and other materials received from the Seller and its Affiliates relating to the transactions contemplated hereby, whether obtained before or after the execution hereof, and shall destroy all copies of or materials developed from any such documents or other materials and confirm such destruction in writing to Seller; and (b) all confidential information received by Purchaser and its Affiliates with respect to Seller, its Affiliates and the Purchased Interests shall otherwise be treated in accordance with the Confidentiality Agreement, which shall remain in full force and effect notwithstanding the termination of this Agreement.

(iii)
Notwithstanding anything to the contrary provided herein, no termination of this Agreement shall have any effect on any Transferred Interest that has been actually transferred to Purchaser prior to the time of such termination or any representations, warranties, covenants or indemnification relating thereto, and, following the Applicable Closing Date with respect to such Transferred Interest, all such sales shall be final and any amount of the Purchase Price funded to Seller from the Escrow Account on account thereof shall be fully earned by Seller subject to the indemnification and purchase price adjustment provisions set forth herein.

(iv)
Notwithstanding anything to the contrary provided herein, if this Agreement is terminated pursuant to Section 28(a)(i) or 28(a)(ii), a final True-Up shall occur in accordance with the procedures set forth in Section 2(f) on the Wednesday immediately succeeding the date of termination, such True-Up shall be deemed to be the final True-Up pursuant to this Agreement, and Purchaser shall be entitled to a return of those funds remaining in the Escrow Account following such final True-Up.

(v)
Notwithstanding anything to the contrary provided herein, if this Agreement is terminated pursuant to Section 28(a)(iii), the Parties shall, as soon as is commercially practicable following such termination, issue joint written instructions to the Escrow Agent instructing the escrow agent to release the Initial Deposit Amount, less any fees payable to the Escrow Agent in accordance with the Escrow Agreement, to Seller, such amount constituting liquidated damages, and shall constitute Seller's sole and exclusive remedy for Purchaser's breach of its obligations under this Agreement.

Section 29.
Confidentiality; Publicity. Purchaser agrees to maintain in confidence all information made available to it under or in connection with this Agreement and/or the Transferred Interests and to cause each other Purchaser Party to maintain in confidence all information made available to them under or in connection with this Agreement and/or the Transferred Interests, in each case, to the extent provided in that certain Confidentiality Agreement dated as of December 10, 2012, between Flagstar Bancorp Inc. and CIT Group Inc. (the “Confidentiality Agreement”); provided, however, that Seller agrees that all Information (as defined therein) may be shared with Purchaser's directors, officers, members, investors, managers, partners, consultants, employees, agents, financial advisors, accountants and attorneys provided, that such parties agree to maintain such Information in accordance with the terms of the Confidentiality Agreement. Neither Party shall file, issue or make any press release or other public disclosure or announcement relating to this Agreement or the transactions contemplated hereby without the prior written consent of the other Party, which such consent shall not be unreasonably withheld, delayed or conditioned, unless, in the reasonable judgment of the Party seeking to disclose, disclosure is otherwise required at such time by applicable law or the rules of any stock exchange on which such Party's securities are listed or traded; provided, that such disclosing Party shall use its reasonable efforts consistent with such applicable law to consult with the other Party with respect to the timing and content thereof.

Section 30.
Expenses. Except as otherwise provided in this Agreement, whether or not the transactions contemplated by this Agreement are consummated, each Party will pay its own costs and expenses incurred in connection with the negotiation, execution and each Applicable Closing under this Agreement and the sale of Transferred Interests (including all fees and expenses of counsel, financial advisors and accountants).

Section 31.
Definitions. As used in this Agreement, the following terms shall have the meanings specified below. The terms defined herein include the plural as well as the singular and the singular as well as the plural.

“Accession” has the meaning set forth in Section 9-102(a)(1) of the UCC.
“Accountant” means KPMG.
“Additional Purchase Price” has the meaning set forth in Section 2(g)(i).
“Adjustment Payment Date” has the meaning set forth in Section 2(g).
“Advance Payment” means, in respect of any Lease or Loan, any Rent or unapplied principal, interest or other cash payments received prior to the scheduled due date thereof.
“Affiliate” means, with respect to any Person shall mean any other Person directly or indirectly controlling, controlled by or under common control with such Person.
“Agent” means any administrative, collateral, syndication, documentation or other similar agent under the credit agreement relating to a Loan, and any fiscal agent, titling agent or other similar agent under or with respect to a Lease.
“Agent Confirmation” means, with respect to any Loan Interest or Lease Interest, any acknowledgement or other documentation provided by the relevant Agent in connection with the Assignment of any Transferred Interest included in a Purchase Price Statement. .
“Agent Expenses” means any costs, liabilities, losses, claims, damages and expenses incurred by, and any indemnification claims of, the Agent, for which the Agent has recourse under the Loan Documents and that are attributable or allocable to the Loan Interests.

“Agreement” has the meaning set forth in the introductory paragraph hereto.
“Allocated Purchase Price” means, with respect to any Loan Interest or Lease Interest, an amount equal to the Outstanding Principal Amount of such Loan Interest or Lease Interest on the date of determination, multiplied by .9925; provided, however, that for purposes of calculating the Allocated Purchase Price of any Loan Interest or Lease Interest on any date of determination, the Outstanding Principal Amount shall be the Outstanding Principal Amount reflected on an Agent Confirmation with respect to such Loan Interest or Lease Interest if an Agent Confirmation exists, or if such an Agent Confirmation does not exist, the Outstanding Principal Amount shall be the Outstanding Principal Amount of such Loan Interest or Lease Interest reflected in Schedule E, or if any Purchase Price Statement has been delivered that includes such Loan Interest or Lease Interest, the most recent such Purchase Price Statement (but without prejudice to the right of the Purchaser to dispute such Allocated Purchase Price pursuant to and in accordance with Section 2(f) hereof in the case of amounts reflected on Schedule E or on a Purchase Price Statement).
“Allonge” has the meaning set forth in Section 7(b)(iii).
“AML/CIP Programs” has the meaning set forth in Section 3(a)(vi).
“Applicable Closing” has the meaning set forth in Section 2(a).
“Applicable Closing Date” has the meaning set forth in Section 2(a).
“Assigned” means (i) with respect to any Seller-Agented Transactions, that Seller or an Affiliate thereof, in its capacity as Agent with respect to the underlying Loan, has executed a consent or acknowledgement to the assignment of such Loan Interest to Purchaser (which assignment has been executed by Seller, in its capacity as Lender with respect to the underlying Loan) or has otherwise processed or registered such an assignment in a manner that evidences the effectiveness of such assignment, (ii) with respect to Third Party Agented Interests, that Seller or any Affiliate thereof has received a consent or acknowledgment to the assignment of such Loan Interest to Purchaser (which assignment has been executed by Seller, in its capacity as Lender with respect to the underlying Loan) executed by the Agent with respect to the underlying Loan or evidence that such Agent has otherwise processed or registered such an assignment in a manner that evidences the effectiveness of such assignment, (iii) with respect to Loan Interests with respect to which Seller or an Affiliate thereof is the sole Lender and there is no agent, that Seller or an Affiliate thereof, in its capacity as the sole Lender, has executed an assignment of such Loan Interest to Purchaser or has otherwise processed or registered such an assignment in a manner that evidences the effectiveness of such assignment, (iv) with respect to any Participation Interest, that Seller has received a consent or acknowledgment to the assignment of such Loan Interest or Lease Interest to Purchaser (which assignment has been executed by Seller, in its capacity as participant with respect to the underlying Loan or Lease) executed by the Lender or Lessor with respect to the underlying Loan or Lease; and (v) with respect to any Lease Interest, that Seller or an Affiliate thereof has (a) executed a bill of sale to transfer the related Equipment to Purchaser (b) delivered to Purchaser any certificates of title with respect to the related Equipment, and (c) executed a transfer and assignment to Purchaser of the applicable lease schedule with respect to such Lease Interest.
“Assignment” means the noun correlating to the verb “Assigned”.
“Assignment and Assumption Agreement” means an Agreement of Assignment of Assumption substantially in the form of Exhibit D, or such other form of assignment and assumption agreement as may be required under the relevant Transaction Documents, to be executed and delivered by Seller and Purchaser in connection with each Applicable Closing.
“Bankrupt” means, with respect to any Person, (i) that such Person commences a voluntary case concerning it under the Bankruptcy Code or any similar law; (ii) an involuntary case is commenced against the Person under the Bankruptcy Code or any similar law, and if the petition is controverted, it is not dismissed within sixty (60) calendar days after the commencement of the case; (iii) such Person declares a moratorium or suspension of payments with respect to all or a substantial part of its debts or enters into any composition or other arrangement with its creditors generally (or any class of them); (iv) a custodian (as defined in the Bankruptcy Code or any similar law) is appointed for, or takes charge of, all or a substantial part of the property of the Person; (v) the Person commences any other proceeding under any reorganization, arrangement, readjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to such Person or there is commenced against the Person any such proceeding which remains undismissed for a period of sixty (60) calendar days or the Person is adjudicated insolvent or bankrupt; (vi) the Person fails to controvert in a timely manner any petition or action filed against it under the Bankruptcy Code or any similar law or any such proceeding or any order of relief or other order approving any such case or proceeding or the appointment of any custodian or the like of or for it or any substantial part of its property or suffers any such appointment that continues undischarged or unstayed for a period of sixty (60) calendar days; or (vii) the Person makes a general assignment for the benefit of creditors.
“Bankruptcy Code” means Title 11 of the United States Code as now or hereafter in effect, or any successor thereto.
“Bill of Sale” means, with respect to the assignment or transfer to Purchaser of a Lease Interest or Equipment Loan Interest with respect to which Seller holds title to the underlying Equipment prior to the Applicable Closing Date with respect to such Lease Interest or Equipment Loan Interest, a Bill of Sale substantially in the form of Exhibit E, to be executed and delivered by Seller in connection with the Assignment of the related underlying Equipment to Purchaser at the Applicable Closing relating to such Lease Interest.
“Borrower” means any borrower identified in the Loan Documents relating to a Loan Interest.
“Business Day” means any day other than a Saturday or Sunday, or a day on which banking and savings and loan institutions in the State of New York are authorized or obligated by law or executive order to be closed.
“Cap” has the meaning set forth in Section 9(c)(i).
“Certificated Vehicle” means each item of Equipment which constitutes a motor vehicle that, pursuant to applicable certificate of title laws, must be titled.
“Claim” means any claim, liability, proof of claim (including, without limitation, a proof of claim filed in bankruptcy proceedings), demand, complaint, summons, legal, equitable or administrative action, suit, proceeding, chose in action, damage, judgment, penalty or fine.
“Code” means the Internal Revenue Code of 1986, as amended.
“Collateral” means, with respect to any Loan Interest or Lease Interest, any and all property, whether tangible or intangible, of whatever kind and wherever located, whether now owned or hereafter acquired or created, in or over which a Loan Related Encumbrance has been, or is purported to have been, granted to (or otherwise created) or for the benefit of the Lenders under the Loan Documents relating to such Loan Interest or the Lessors under the Lease Documents relating to such Lease and which secures in any manner the performance or payment by any Obligor of its obligations under the related Loan Documents or Lease Documents.
“Collections” means, with respect to any Loan Interest or Lease Interest, all amounts received on, under, with respect to or on account of such Loan Interest or Lease Interest including without limitation, any payments of principal, interest, Rent, stipulated loss payments, casualty related payments, Advance Payments, indemnities, insurance proceeds and other recoveries on account of any loss or damage to any Equipment or Collateral, late fees or charges, finance charges, early termination fees, other fees or charges of any kind, and all tax payments received from an Obligor.
“Commercial Loan” means any Loan other than an Equipment Loan.
“Commercial Loan Interest” means all rights of Seller in, to and under a Commercial Loan and the Loan Documents related to such Commercial Loan.
“Confidentiality Agreement” has the meaning set forth in Section 29.
“CRE Loan Interest” means a Loan Interest relating to any CRE Loan.
“CRE Loans” means each commercial real estate loan identified as such on the Transaction Schedules.

“CRE Loan Transaction Party” means a Transaction Party named in any CRE Loan or otherwise obligated to make Payment under or in connection with a CRE Loan other than Seller.
“Credit Enhancement” means any (i) Advance Payment, (ii) Deposit, (iii) investment certificate, certificate of deposit, authorization to hold funds, hypothecation, pledge or charge of account or like instrument, (iv) letter of credit, repurchase agreement, agreement of indemnity, guarantee, lease guarantee bond or postponement agreement, (v) recourse agreement, (vi) security agreement, (vii) certificate representing shares or the right to purchase capital of, or interests in, any Person, (viii) contract, agreement or other instrument designed to enhance the creditworthiness of an Obligor, or (ix) bond or indenture, in each case as to clauses (i) through (ix) inclusive, to the extent pledged, assigned, mortgaged, charged, hypothecated, made, delivered or transferred as security for the performance of any obligation or liability of an Obligor under or with respect to any Lease or Loan.
“Cut-Off Time” means 5:00 p.m. New York City time on December 31, 2012.
“Damages” means all costs, damages, liabilities, obligations, claims, deficiencies, judgments, fines, penalties, Taxes and expenses, including without limitation, interest and all amounts paid in investigation, defense or settlement of any of the foregoing.
“Data Site” means the electronic data room to which representatives of Purchaser and its Affiliates were granted access by Seller in connection with the transactions contemplated hereby (as updated through 5:00 p.m. New York time on the Business Day prior to the date hereof).
“Data Site Disk” means a computer disk containing all contents of the Data Site.
“Deposit” means, in respect of any Loan Interest or Lease Interest, any security deposit or other payment received by Seller as collateral or security for the performance of any obligation or liability of an Obligor under or with respect to any related Loan or Lease.
“Designated Jurisdiction” means any country or territory to the extent that such country or territory itself is the subject of any Sanction.
“EO13224” has the meaning set forth in Section 3(b)(xiii).
“Effective Date” has the meaning set forth in the introductory paragraph hereto.
“Electronic Data Tapes” has the meaning set forth in Section 3(d)(xxxvii).
“Equipment” means (a) with respect to each Equipment Loan, all units of new or used personal property, the acquisition of which was financed thereby or which was refinanced thereby or which otherwise constitutes Collateral under the related Equipment Loan Documents, together with all accessories, attachments and Accessions now or hereafter affixed thereto and all substitutions, insurance proceeds, proceeds and replacements thereof to which Seller has rights under the related Equipment Loan Documents, and (b) with respect to each Lease, the personal property leased pursuant thereto and title to which is held by Seller directly or through an owner trust of which Seller is the beneficial owner of all interests thereof, and more particularly described in the related Lease Documents, together with all accessories, attachments and Accessions now or hereafter affixed thereto and all substitutions, insurance proceeds, proceeds and replacements thereof to which Seller has rights under the related Lease Documents.
“Equipment Loan” means a transaction included on the Transaction Schedules that constitutes a transaction with an Obligor in written form, which is made in the form of a loan or finance lease (meaning a lease intended for security and not a true lease or an operating lease) and which is secured by Equipment and with respect to which Seller is the lender, lessor or payee or owns a Participation Interest therein and with respect to which Seller (or the relevant Agent) is a secured party.
“Equipment Loan Documents” means all of the documentation comprising a transaction included on the Transaction Schedules that constitutes and Equipment Loan and all documentation evidencing Seller's interest therein, including without limitation, each of the following: each Note, loan agreement, lease, security agreement, UCC financing statement, master assignment agreement with the assignor of any such Equipment Loan to Seller (to the extent related to the Equipment Loan), and any other document or agreement evidencing a payment obligation or providing security, including, without limitation, any and all related Credit Enhancements, together with all schedules, addenda and supplements to the foregoing and any modifications, amendments, assignments, assumptions, renewals or extensions of any of the foregoing and all of Seller's rights and obligations thereunder.
“Equipment Loan Interest” means all rights and interests of Seller in, to and under an Equipment Loan and the related Equipment Loan Documents.
“Escrow Account” means the escrow account established under the Escrow Agreement.
“Escrow Agent” means Bank of America National Association or any successor escrow agent thereto appointed pursuant to the Escrow Agreement.
“Escrow Agreement” means that certain Escrow Agreement, dated as of the Effective Date, fully executed by Purchaser, Seller and Escrow Agent, substantially in the form of Exhibit F.
“Escrow Funds” shall mean, at any time of determination, funds held in the escrow account at such time, including any interest earned prior to such date of determination.
“Excluded Documents” means certain agreements and other documentation that would otherwise constitute Transaction Documents but that have been determined by Seller (or any predecessor owner), based upon the advice of counsel, to be legally privileged or subject to an agreement legally binding on Seller prohibiting Seller from disclosing such documents to Purchaser.
“Federal Funds Rate” means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest hundredth (1/100th) of one percent (1%)) equal to the average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that, if such day is not a Business Day or the Federal Funds Rate is not so published for any day, the Federal Funds Rate for such day shall be such rate on such transactions on the next Business Day as so published on the next succeeding Business Day.
“Final Closing Date” has the meaning set forth in Section 2(d)(iii).
“Final Payment Cut-Off Time” has the meaning set forth in Section 2(f)(i)
“Final Purchase Price Statement” has the meaning set forth in Section 2(f)(iv).
“Final Rejected Interests” has the meaning set forth in Section 2(f)(i).
“Final True-Up Date” has the meaning set forth in Section 2(f)(i).
“Final True-Up Period” has the meaning set forth in Section 2(f)(i).
“Funding Date” has the meaning set forth in Section 2(c).
“Governmental Authority” means any U.S. or non-U.S. (a) governmental entity, department, commission, board, official, agency, regulatory authority, instrumentality or political subdivision, whether federal, state or local, and whether domestic or foreign, (b) any court, grand jury, tribunal or judicial or arbitral body, or (c) any governmental or quasi-governmental body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power of any nature pertaining to government.
“Indemnified Party” has the meaning set forth in Section 9(e)(i).
“Indemnifying Party” has the meaning set forth in Section 9(e)(i).
“Individual Purchase Price” means, with respect to any Loan Interest or Lease Interest, the Allocated Purchase Price of such Loan Interest or Lease Interest as of the date of determination plus the amount of all Interim Lender Commitments actually funded by Seller prior to the applicable Payment Cut-Off Time with respect to such Loan Interest or Lease Interest minus the sum of (x) all Interim Collections and (y) Interim Repayments, in each case received by Seller or any of its Affiliates prior to the applicable Payment Cut-Off Time or Final Payment Cut-Off Time with respect to such Loan Interest or Lease Interest.
“Initial Deposit Amount” means one million dollars ($1,000,000.00).
“Initial Purchase Price” means the sum of the Allocated Purchase Prices for the Loan Interests and Lease Interests as of the Effective Date.
“Interim Adjustment Period” means, with respect to any Loan Interest or Lease Interest, the period from the Cut-Off Time to the applicable Payment Cut-Off Time or Final Payment Cut-Off Time, as applicable.
“Interim Collections” means, with respect to any Loan Interest or Lease Interest, all amounts received during the Interim Period by Seller or any of its Affiliates on, under, with respect to or on account of such Loan Interest or Lease Interest that accrue or become due during, or are otherwise attributable or allocable to, the Interim Period (or any part thereof) or that relate to facts, events or circumstances occurring during the Interim Period, including without limitation, any payments of principal, interest, Rent, stipulated loss payments, casualty related payments, Advance Payments, indemnities, insurance proceeds and other recoveries on account of any loss or damage to any Equipment or Collateral, late fees or charges, finance charges, early termination fees, other fees or charges of any kind, and all tax payments received from an Obligor, in each case to the extent (and only to the extent) that such payment or recovery accrues or becomes due during, or is otherwise attributable or allocable to, the Interim Period (or any part thereof) or relates to facts, events or circumstances occurring during the Interim Period.
“Interim Lender Commitments” means, with respect to any Loan Interest or Lease Interest, any Lender Commitments that accrue or become due during, or are otherwise attributable or allocable to, the Interim Period.
“Interim Period” means, with respect to any Loan Interest or Lease Interest, the period from the Cut-Off Time to the Applicable Closing related to such Loan Interest or Lease Interest.
“Interim Purchase Price Statement” has the meaning set forth in Section 2(e)(i).
“Interim Repayments” means, with respect to any Loan Interest or Lease Interest, all repayments (in whole or in part) of any Loans or Leases underlying such Loan Interest or Lease Interest that are received by Seller or its Affiliates during the Interim Period.
“Knowledge” means with respect to a Party to this Agreement, with respect to any matter in question, that any of the senior management of such Party (including, without limitation, with respect to Seller, Steven Issa, John Chipman, William (Burley) Dickerson, Kevin Farrell, Levi Richardson, and Mark Mazmanian ) has actual knowledge of such matter.
“Lease” means a transaction included on the Transaction Schedules that constitutes a transaction with an Obligor in written form, which is made in the form of a lease which does not constitute a loan or a finance lease (meaning a lease intended for security and not (a) a true lease or (b) an operating lease), and with respect to which Seller is the lessor thereunder (directly or through an owner trust of which Seller is the beneficial owner of all interests thereof) and holder of title to the related Equipment directly, through an Agent or through authorization of the Lessee thereunder to hold title in the Lessee's name for administrative convenience.
“Lease Documents” means all of the documentation comprising a transaction included on the Transaction Schedules that constitutes a Lease and all documentation evidencing Seller's interest therein, including without limitation, each lease, security agreement, trust or other agreement with a third party pursuant to which title to the Equipment is held and any other document or agreement evidencing a payment obligation, providing Tax or other indemnification or providing security, including without limitation, any and all related Credit Enhancements, together with all schedules, addenda and supplements to the foregoing and any modifications, amendments, waivers, assignments, assumptions, renewals or extensions of any of the foregoing and all of Seller's rights and obligations thereunder
“Lease File” means, with respect to each Lease, (i) any related Lease Documents, (ii) the delivery/installation certificate or acknowledgment and acceptance of delivery certificate with respect to the related Equipment required to be delivered to Seller by the terms of the Lease, (iii) the insurance certificate with respect to the related Equipment required to be delivered to Seller by the terms of the Lease, (iv) evidence of the submission of the related UCC financing statement for filing in the appropriate filing office and, within ninety (90) calendar days of the related Lease Document being executed, a file stamped copy of the related UCC financing statement (or the evidence of filing of any such equivalent in Canada), (v) the related vendor order(s) or invoice(s), and (vi) any additional documents that Seller has on file with respect to such Lease, including correspondence with Obligors, reports, books, records and financial statements, surveys, physical inspection reports and appraisals prepared by third parties, good standing certificates, legal opinions prepared by counsel for any Obligor, and any Tax opinions prepared by counsel for Seller.
“Lease Interest” means all rights and interests of Seller in, to, and under a Lease and the related Lease Documents.
“Lender” means a lender under a credit agreement relating to a Loan and its successors and permitted transferees and assigns.
“Lender Commitment” means any obligation of a holder of a Loan Interest or Lease Interest to fund loans or make advances or issue letters of credit to or for the benefit of any Obligor, or any other funding liability, in each case pursuant to any related Loan Document or Lease Document, other than Agent Expenses.
“Lender Obligations” means all obligations, liabilities and commitments of a holder of a Loan Interest or Lease Interest pursuant to and in accordance with the relevant Loan Documents or Lease Documents, including any related Lender Commitments thereunder.
“Lessee” means any lessee identified in the Lease Documents relating to Lease.
“Lessor” means a lessor under a Lease and its successors and permitted transferees and assigns.
“Lien” means any lien, Mortgage, security interest, pledge, charge or other encumbrance, including any of the foregoing arising under any conditional sales or other title retention agreement.
“Loan” means a Commercial Loan or Equipment Loan transaction listed on the Transaction Schedules.
“Loan Documents” means, with reference to each Loan Interest, the loan agreements, loan documents (including, without limitation, all Notes and Mortgages), purchase and sale agreements, conditional sales agreements, installment payment agreements, installment loan contracts and installment sale agreements (whichever is applicable), any schedules, security agreements and mortgages, promissory notes, letters of credit agreements, letters of credit, collateral documents, guaranties, credit support or credit enhancement arrangements, bills of sale, assignments, cross-default and/or cross collateral agreements, or net loss agreements, agreements providing recourse against any Person or assets or any other agreements, documents and instruments evidencing a payment obligation under, providing security for, or otherwise relating to or affecting any Loan Interest, any property or public liability or other insurance policies relating to a Loan Interest, and all other agreements, instruments, documents, certificates, opinion letters and records relating to the foregoing, but excluding the Excluded Documents.
“Loan File” means, with respect to each Loan, (i) any related Loan Documents, (ii) evidence of the submission of the related UCC financing statement for filing in the appropriate filing office and, within ninety (90) calendar days of the related Loan Document being executed, a file stamped copy of the related UCC financing statement, and (iii) any additional documents that Seller has on file with respect to such Loan, including correspondence with Obligors, reports, books, records and financial statements, surveys, physical inspection reports and appraisals prepared by third parties, good standing certificates, legal opinions prepared by counsel for any Obligor, and any Tax opinions prepared by counsel for Seller.
“Loan Interest” means all rights and interests of Seller in, to, and under a Loan.
“Loan Related Encumbrance” means, with respect to any Loan or Lease, any (a) mortgage, pledge, lien, security interest, charge, hypothecation, security agreement, security arrangement or encumbrance or other adverse claim against title of any kind; (b) purchase, option, call or put agreement or arrangement; (c) subordination agreement or similar arrangement; or (d) agreement or arrangement to create or effect any of the foregoing.
“Losses” has the meaning set forth in Section 9(a)(i).

“Material Lease Documents” means, with respect to each Lease, each master equipment lease agreement, loan and security agreement, indemnification agreement or other financing agreement relating to such Lease, including all waivers and amendments executed in connection therewith, in each case as currently in effect.
“Material Loan Documents” means, with respect to any Loan, the credit or loan agreement relating to such Loan and all inter-creditor agreements, Mortgages, Notes, and other Credit Enhancement Documents, environmental indemnity agreements, deposit account control agreements, assignment of leases and rents, subordination agreements, and any waivers or amendments executed in connection therewith.
“Material Transaction Documents” means all Material Loan Documents and Material Lease Documents.
“Mortgage” means any deed of trust, security deed, mortgage, or any other instrument which constitutes a Lien on any Property securing payment by an Obligor of a Note or Loan (in each case, as amended or otherwise modified).
“Non-Cash Proceeds” means, with respect to any Loan Interest or Lease Interest, any securities or other property (other than cash) received by Seller or any of its Affiliates after the Cut-Off Time with respect to such Loan Interest or Lease Interest.
“Non-Transferrable Transaction” has the meaning set forth in Section 2(d)(ii).
“Note” means with respect to any Loan Interest, any promissory note, deed of trust note or other instrument evidencing the Borrower's repayment obligation with respect thereto and all amendments, modifications or supplements thereto.
“Obligor” means any Person who, pursuant to or in connection with any Loan or Lease, is a borrower, purchaser or lessee thereunder or who is primarily or secondarily obligated to make payments under or with respect to such Loan or Lease, including any guarantor.
“OFAC” has the meaning set forth in Section 3(b)(xiii).
“Other Property” means, with respect to any Loan Interest or Lease Interest, all of Seller's right, title and interest in, under and to (a) Equipment securing or otherwise subject to the related Loan or Lease, including, without limitation, Seller's interest in any UCC financing statements relating to Equipment securing such Loan, any trusts holding title to any Equipment, any certificates of title with respect to Equipment subject to the related Lease Documents, and Seller's rights or interests in, under or with respect to any agreements with an Obligor or other Person pursuant to which such Obligor or other Person is in physical possession of certificates of title with respect to Equipment subject to the related Lease Documents, (b) liens granted in favor of Seller pursuant to the related Loan Documents or Lease Documents, any guarantees or other Collateral (including all rights of Seller in any Deposits or Reserves) for or securing any Obligor's obligations under or with respect to the related Loan or Lease and all UCC financing statements relating to such other Collateral and any certificates of title with respect to titled Equipment included in such other Collateral, (c) the Lease File or Loan File relating to the related Loan or Lease and any other Supplemental Obligor Financing Documents, (d) all purchase orders, purchase agreements, invoices and other purchase documents with the vendor of Equipment or Collateral, (e) all agreements, instruments and documents with, and all rights, powers and remedies under or against, any vendor, manufacturer or seller of Equipment relating to Credit Enhancement or support arrangements, net loss or other recourse, (f) all rights, claims, powers and remedies of Seller under or in connection with the related Loan Documents or Lease Documents or related to the Equipment or Collateral, including without limitation, all rights as lessor, lender, secured party or owner of Equipment, and all rights against all manufacturers, distributors and vendors, whether arising out of warranties or otherwise; provided, however, that in no event shall Other Property include any Retained Rights; and (g) the proceeds of any of the foregoing.
“Outstanding Principal Amount” means (i) with respect to a Loan Interest the unpaid principal balance thereunder (which, for the avoidance of doubt, means the unpaid principal balance of the related Loan multiplied by Seller's percentage interest therein) and (ii) with respect to a Lease Interest, the net book value of Seller's interest in the related Lease, calculated in accordance with United States generally accepted accounting principles and with Seller's historical accounting practices consistently applied during the relevant period, plus the Unamortized Hard IDC, as shown on Schedule 31OPA, excluding deferred costs and fees.

“Participation” means Seller's rights and interests under any Participation Agreement, which rights and interests shall include those derived from and through a Person or Persons unrelated to Seller (collectively, the “Participation Obligee”) which constitute a participating interest in such Participation Obligee's right, title and interest in and to a lease or loan transaction between such Participation Obligee and one or more Obligors, including such Participation Obligee's rights and interests in and to any or all of the following: (i) all scheduled and other payments to be made by the Obligors thereunder, (ii) the Equipment and any related assets leased pursuant to the underlying lease transaction or securing the obligations arising under the underlying loan transaction, as the case may be, (iii) the proceeds from any sale or other disposition of such Equipment and other assets and insurance proceeds payable upon any loss of or damage to such Equipment, (iv) all UCC financing statements related to such lease or loan transaction and/or certificates of title with respect to any related Equipment and other assets, and (v) all “supporting obligation[s]” (as defined in Section 9-102(a)(77) of the UCC) related to such lease or loan transaction.
“Participation Agreement” means any written agreement or other document pursuant to which Seller acquired a Participation, together with all schedules, addenda and supplements thereto and any modifications, amendments, assignments, assumptions, renewals or extensions of any of the foregoing and all of Seller's rights and obligations thereunder.
“Participation Interest” means all rights and interests of Seller and its Affiliates in, to, and under a Participation Agreement.
“Parties” has the meaning set forth in the introductory paragraph hereto.
“Party” has the meaning set forth in the introductory paragraph hereto.
“Payment Cut-Off Time” has the meaning set forth in Section 2(e)(i).
“Payments” means, with respect to any Loan Interest or Lease Interest, all amounts due on, under or with respect to the related Loan or Lease pursuant to the related Loan Documents or Lease Documents, as applicable, including without limitation, principal, interest, Rent, stipulated loss payments, casualty related payments, advance payments, security deposits, maintenance reserves, indemnities, insurance proceeds or other recoveries on account of any loss or damage to any Equipment or Collateral, late fees or charges, finance charges, early termination fees, other fees and charges of any kind and all amounts due for Taxes for which an Obligor is responsible.
“Permitted Liens” means, with respect to any Lease Interest or Loan Interest, the related Loan or Lease or any underlying Collateral (a) Liens arising by operation of law for Taxes not yet due and payable, (b) the rights of customers under Leases in the ordinary course of business under general principles of commercial law, (c) mechanics', worker's, materialmen's, operators' or similar Liens arising in the ordinary course of business; (d) judgment and attachment Liens not giving rise to an event of default under the relevant Transaction Documents; (e) Liens permitted to be incurred pursuant to the Transaction Documents governing the Lease Interest or Loan Interest; (f) any Lien arising by virtue of the rights of any loan or collateral agent or similar functionary pursuant to the Transaction Documents governing the Lease Interest or Loan Interest; and (g) Liens that would not reasonably be expected to adversely affect or impair the value such Loan Interest, Lease Interest, related Loan or Lease or any underlying Collateral.
“Person” means an individual, corporation, partnership, limited liability company, joint venture, association, trust or unincorporated organization or a federal, state, city, municipal or foreign government or an agency or political subdivision thereof.
“Post-Closing Collections” means with respect to any Loan Interest or Lease Interest, all amounts received on, under, with respect to or on account of such Loan Interest or Lease Interest that accrued or became due during, or are otherwise attributable or allocable to, the Post Cut-Off Time Period (or any part thereof) or that relate to facts, events or circumstances occurring during the Post Cut-Off Time Period, including without limitation, any payments of principal, interest, Rent, stipulated loss payments, casualty related payments, Advance Payments, indemnities, insurance proceeds and other recoveries on account of any loss or damage to any Equipment or Collateral, late fees or charges, finance charges, early termination fees, other fees or charges of any kind, and all Tax payments received from an Obligor, in each case to the extent (and only to the extent) that such payment or recovery accrued or became due during, or is otherwise attributable or allocable to, the Post Cut-Off Time

Period (or any part thereof) or relates to facts, events or circumstances occurring during the Post Cut-Off Time Period.
“Post Cut-Off Time Period” means, with respect to any Loan Interest or Lease Interest, the period from and after the Cut-Off Time.
“Potential Contributor” has the meaning set forth in Section 9(e)(v).
“Pre-Cut-Off Time Collections” means, with respect to any Loan Interest or Lease Interest, all amounts received on, under, with respect to or on account of such Loan Interest or Lease Interest that accrue or become due during, or are otherwise attributable or allocable to, the Pre-Cut-Off Time Period (or any part thereof) or that relate to facts, events or circumstances occurring during the Pre-Cut-Off Time Period, including without limitation, any payments of principal, interest, Rent, stipulated loss payments, casualty related payments, Advance Payments, indemnities, insurance proceeds and other recoveries on account of any loss or damage to any Equipment or Collateral, late fees or charges, finance charges, early termination fees, other fees or charges of any kind, and all tax payments received from an Obligor, in each case to the extent (and only to the extent) that such payment or recovery accrues or becomes due during, or is otherwise attributable or allocable to, the Pre-Cut-Off Time Period (or any part thereof) or relates to facts, events or circumstances occurring during the Pre-Cut-Off Time Period.
“Pre-Cut-Off Time Period” means the period prior to the Cut-Off Time.
“Predecessor Transfer Agreements” means, with respect to any Loan Interest or Lease Interest, (a) if Seller or any Affiliate thereof was not a signatory to the credit agreement relating to such Loan Interest or the master lease agreement relating to such Lease Interest, the assignment that names Seller or such Affiliate as assignee therein and that relates to the primary syndication, (b) if Seller or any Affiliate thereof first acquired such Loan Interest or Lease Interest by way of secondary assignment, the transfer agreements under which Seller or such Affiliate acquired the rights and obligations underlying or constituting such Loan Interest or Lease Interest and (c) any assignments between Seller or any Affiliate of Seller and any other Affiliate of Seller subsequent to an assignment or transfer agreement described in (a) or (b) above.
“Prohibited Person” has the meaning set forth in Section 3(b)(xiii).
“Property” means any real property securing repayment of a Loan.
“Proposed Final Purchase Price Statement” has the meaning set forth in Section 2(f)(i).
“Proposed Modification” has the meaning set forth in Section 5.
“Purchase Price” means the aggregate amount required to be paid to Seller hereunder with respect to Transferred Interests.
“Purchase Price Difference” has the meaning set forth in Section 2(g)(iii).
“Purchase Price Overpayment” has the meaning set forth in Section 2(g)(ii).
“Purchase Price Statement” means any Interim Purchase Price Statement or the Final Purchase Price Statement, as applicable.
“Purchase Price Statement Date” has the meaning set forth in Section 2(e)(i).
“Purchaser” has the meaning set forth in the introductory paragraph hereto.
“Purchaser Excluded Information” has the meaning set forth in Section 6(a).
“Purchaser Indemnitees” has the meaning set forth in Section 9(a)(i).
“Purchaser Objection” has the meaning set forth in Section 2(f)(iv).

“Purchaser Party” means Purchaser, its Affiliates and each of their respective officers, directors, employees, partners, members, shareholders, agents or representatives.
“Rejected Interests” has the meaning set forth in Section 2(e)(i).
“Rent” means the periodic, scheduled rent payments due under the Lease Documents relating to a Lease.
“Repaid Interest” has the meaning set forth in Section 2(e)(i).
“Required Consents” means, with respect to any Loan Interest, Lease Interest or Participation Interest, any notices that are required to be given to, or any consents, approvals or acknowledgments that are required to be obtained from, the Agent, any other Lender or any Obligor with respect to such Loan Interest, Lease Interest or Participation Interest, or any assignor to Seller under a master assignment agreement relating to any Lease Interest (in its capacity as such or as fiscal agent or titling agent thereunder with respect to the related Lease and Equipment), in connection with the consummation of the transactions contemplated hereby taken individually or as a whole, in each case pursuant to the related Loan Documents, Lease Documents or Participation Agreement, as applicable.
“Reserves” has the meaning set forth in Section 3(b)(viii).
“Retained Obligations” means, with respect to any Loan Interest or Lease Interest, all obligations and liabilities of Seller relating to such Loan Interest or Lease Interest that (i) result from facts, events or circumstances arising or occurring prior to the Cut-Off Time or (ii) result from the breach, prior to the Applicable Closing Date relating to such Loan Interest or Lease Interest, by Seller of its representations, warranties, covenants or agreements under the Loan Documents, the Lease Documents, any Participation Agreement or any Predecessor Transfer Agreements relating to such Loan Interest or Lease Interest, (iii) result from the bad faith, gross negligence, or willful misconduct of Seller or any Affiliate of Seller prior to the Applicable Closing Date relating to such Loan Interest or Lease Interest, or (iv) are attributable to the actions or obligations of Seller prior to the Applicable Closing Date relating to such Loan Interest or Lease Interest, in any capacity other than as a Lender under the Loan Documents relating to such Loan Interest, a Lessor under the Lease Documents relating to such Lease Interest or as participant under the Participation Agreement.
“Retained Rights” shall mean the right to be reimbursed or indemnified or held harmless by the applicable Obligor under any of the Lease Documents relating to any Lease or the Loan Documents relating to any Loan to the extent relating to any Retained Obligations and the right to defend against any claims by an Obligor or pursue any claims against an Obligor, in each case to the extent relating to any Retained Obligations.
“Sale Documents” means this Agreement, all attachments hereto, and all other instruments, agreements, certificates and other documents at any time executed and delivered by or on behalf of Seller and/or Purchaser in connection with the purchase and sale of the Transferred Interests contemplated hereby (in each case, as amended or otherwise modified).
“Sanction(s)” means any international economic sanction administered or enforced by OFAC, the United Nations Security Council, the European Union, Her Majesty's Treasury or other relevant sanctions authority.
“Seller” has the meaning set forth in the introductory paragraph hereto.
“Seller-Agented Transaction” means the U.S. Reif Golden Colorado LLC Loan.
“Seller Excluded Information” has the meaning set forth in Section 6(c).
“Seller Indemnitees” has the meaning set forth in Section 9(b)(i).
“Seller Party” means Seller, its Affiliates and each of their respective officers, directors, employees, partners, members, shareholders, agents or representatives.
“Servicing-Released Basis” means the method or basis for the sale of the Seller-Agented Transactions whereby all rights, obligations, liabilities, and responsibilities in connection with the servicing and administration of the

Seller-Agented Transactions for the period from and after the relevant Applicable Closing Date are released, relinquished, sold, transferred, conveyed and assigned by Seller to Purchaser hereunder.
“Supplemental Obligor Financing Documents” means, with respect to any Loan or Lease, any of the following documents or instruments to which an Obligor is a party or which relates to or is given by another Person for the benefit of an Obligor or any of its assets: servicing agreements, guaranties, insurance policies, mortgages, certificates, letters of credit, certificates of deposit, bills of sale, assignments, cross-default and/or cross collateral agreements, UCC financing statements, progress payment agreements, assignments of purchase orders or warranties, first loss or other vendor recourse or support agreements, remarketing agreements, residual support agreements or any other “supporting obligation” (as defined in Section 9-102(a)(77) of the UCC) and any modification, supplement, schedule, addenda, amendment, assignment, assumption, renewal or extension of or to any of the foregoing.
“Survival Period” means, (1) with respect to the Seller representations and warranties in Sections 3 hereof relating to Taxes, the period that ends 30 days after expiration of the related statute of limitations, (2) with respect to the Seller representations and warranties set forth in Sections 3(b), 3(c) and 3(d) hereof relating to any Loan Interest or Lease Interest, the period that ends on the six month anniversary of the Applicable Closing Date relating to such Loan Interest or Lease Interest, and (3) with respect to the representations and warranties contained in Section 3(a)(i), 3(a)(ii), 3(a)(iii), 3(a)(iv), 4(a), 4(b), and 4(c), for an indefinite period, and (4) with respect to all other representations and warranties of Seller and Purchaser herein, the period that ends on the six month anniversary of the Effective Date.
“Taxes” shall mean any and all federal, state, local and foreign taxes, fees, charges or other like assessment or charge whatsoever of any nature upon or in regard to the Loan Interests, the Lease Interests, the Transaction Documents, the Other Property, any Payments or the related Equipment or Collateral, levied or assessed at any time by any court or governmental agency or body (domestic, foreign or international), including, without limitation, sales, use, transfer, VAT, stamp, use, registration, withholding, franchise, gross receipts, property, production, license, excise, employment, payroll, alternative or add-on minimum, ad valorem, goods and services, and similar taxes, and all assessments, penalties, fines, additions to tax and interest related thereto; provided, that “Taxes” shall not include income taxes of any kind.
“Third Party Agented Interests” means any Loan or Lease with respect to which a Person other than Seller is an Agent as of the date of determination.
“Third Party Claim” has the meaning set forth in Section 9(e)(i).
“Transaction Document” shall mean, with reference to each Loan Interest or Lease Interest, the related leases, loan agreements, loan documents (including, without limitation, all Notes and Mortgages), purchase and sale agreements, conditional sales agreements, installment payment agreements, installment loan contracts and installment sale agreements (whichever is applicable), any schedules, security agreements and mortgages, promissory notes, letters of credit agreements, letters of credit, collateral documents, guaranties, credit support or credit enhancement arrangements, bills of sale, assignments, cross-default and/or cross collateral agreements, net loss agreements and other agreements with vendors, manufacturers and sellers of Equipment or with the sources from whom Seller acquired such Loan Interest or Lease Interest, agreements providing recourse against any Person or assets or any other agreements, documents and instruments evidencing a payment obligation under, providing security for, or otherwise relating to or affecting such Loan Interest or Lease Interest, any property or public liability or other insurance policies relating to such Loan Interest or Lease Interest or the related Equipment, and all other agreements, instruments, documents, certificates, opinion letters and records relating to the foregoing, including all Loan Documents and Lease Documents, but excluding the Excluded Documents.
“Transaction Party” shall mean any Lessee, Borrower, guarantor, buyer, provider of credit support or recourse or other Obligor named in any Transaction Document or otherwise obligated to make Payments under or in connection with any Loan Interest or Lease Interest, other than Seller.
“Transaction Schedules” means the schedules of Loans and Leases attached to this Agreement as Schedule A, B, C, and D, collectively.
“Transferred Interest” has the meaning set forth in Section 1(b).

“True-Up” has the meaning set forth in Section 2(e).
“True-Up Date” has the meaning set forth in Section 2(e).
“True-Up Period” has the meaning set forth in Section 2(e)(i).
“UCC” means the Uniform Commercial Code in effect and as amended from time to time in the State of New York, or, if the Uniform Commercial Code of a different state applies to a Loan Interest or Lease Interest, such different Uniform Commercial Code (as in effect and as amended from time to time) with respect to matters related to such financing contract.
“UCC-3s” has the meaning set forth in Section 7(b)(vii).
“Unfunded Commitment” means, with respect to any Loan Interest or Lease Interest, the aggregate maximum amount that Seller or Purchaser could be required to fund after the Effective Date pursuant to all Commitments relating to such Loan Interest or Lease Interest.

[Signatures on Following Page]

[Signature Page to Transaction Purchase and Sale Agreement]

IN WITNESS WHEREOF, each of the undersigned Parties has caused this Agreement to be duly executed by one of its duly authorized officers, all as of the date first above written.

FLAGSTAR BANK, FSB
as Seller
Dated: December 31, 2012	/s/ Michael J. Tierney
Michael J. Tierney President and Chief Executive Officer

CIT Finance LLC
as Purchaser
/s/ Peter Connolly
Peter Connolly Co-Chair - Corporate Finance Committee

EXHIBIT A
FORM OF SELLER CLOSING CERTIFICATE
FLAGSTAR BANK, FSB
OFFICER'S CERTIFICATE

The undersigned, being a duly elected, qualified and authorized officer of Flagstar Bank, FSB, a federal chartered savings bank ("Seller"), hereby certifies the following in connection with Section 7(a)(v) of that certain Transaction Purchase and Sale Agreement, dated December 31, 2012 (the "Agreement"), by and between Seller and CIT Finance LLC, a Delaware limited liability company:

1.	Seller has received all Required Consents with respect to the Loan Interest(s) and/or Lease Interest(s) subject to the Applicable Closing.

2.
The representations and warranties of Seller set forth in Section 3(a) of the Agreement are true and correct in all material respects; provided, that those representations and warranties set forth in Section 3(a) of the Agreement that are made with respect to the Lease Interests and/or the Loan Interests, the Other Property, the Sale Documents (other than the Agreement), Outstanding Principal Amounts, Unfunded Commitments or the Transaction Documents are true and correct in all material respects solely with respect to such Loan Interest(s) and/or Lease Interest(s) that are set forth on Schedule A hereto and which are being transferred to Purchaser on the date hereof.

3.	Seller has complied in all material respects with all covenants required by the Agreement to be complied with by it on or before the Applicable Closing Date.

Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.
[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this certificate as of the ____ day of _______________, 2013.

FLAGSTAR BANK, FSB
By:
Name:
Title:

EXHIBIT B
FORM OF PURCHASER CLOSING CERTIFICATE
CIT FINANCE LLC
OFFICER'S CERTIFICATE

The undersigned, being a duly elected, qualified and authorized officer of CIT Finance LLC, a Delaware limited liability company ("Purchaser"), hereby certifies the following in connection with that certain Transaction Purchase and Sale Agreement, dated December 31, 2012 (the "Agreement"), by and between Flagstar Bank, FSB, a federally chartered savings bank and Purchaser:

1.
The representations and warranties of Purchaser set forth in Section 4 of the Agreement are true and correct in all material respects; provided, that those representations and warranties set forth in Section 4 of the Agreement that are made with respect to the Loan Interests and/or the Lease Interests, the Sale Documents (other than the Agreement) or the Transaction Parties are true and correct in all material respects solely with respect to such Loan Interest(s) and/or Lease Interest(s) that are set forth on Schedule A hereto and which are being transferred to Purchaser on the date hereof.

2.	Purchaser has complied in all material respects with all covenants required by the Agreement to be complied with by it on or before the Applicable Closing Date.
Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.
[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this certificate as of the ____ day of __________, 2013.

CIT FINANCE LLC

By:
Name:
Title:

EXHIBIT C
FORM OF ALLONGE
ALLONGE
Pay to the order of CIT FINANCE LLC, without representation, recourse or warranty except as provided in that certain Transaction Purchase and Sale Agreement, dated December 31, 2012, between Flagstar Bank, FSB, a federally chartered savings bank and CIT Finance LLC, a Delaware limited company.
DATED: ________________, 2013

FLAGSTAR BANK, FSB
By:
Name:
Title:

This Allonge is to be attached to and forms a part of that [Note] dated [_________] in the original principal amount of $[___________] and made by [_________], a [_________][_________], in favor of FLAGSTAR BANK, FSB.

EXHIBIT D
FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

This instrument prepared by and return to:
[___________________]
[___________________]
[___________________]
[___________________]
______________________________________________________________________________
(SPACE ABOVE THIS LINE FOR RECORDER'S USE)
THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Assignment”) is dated as of __________, 2013 (the “Applicable Closing Date”), by FLAGSTAR BANK, FSB (“Assignor”) and CIT FINANCE LLC (“Assignee”).
RECITALS

A.
Assignor and Assignee are parties to that certain Transaction Purchase and Sale Agreement, dated as of December 31, 2012 (the “Agreement”), pursuant to which, on the terms and subject to the conditions thereof, Assignor has agreed to sell to Assignee, and Assignee has agreed to purchase from Assignor, those certain Loan Interest(s) and/or Lease Interest(s) set forth on Schedule A attached hereto.

B.	Pursuant to that Agreement, Assignor and Assignee have agreed to execute and deliver this Assignment.
AGREEMENTS
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Assignor and Assignee, and in consideration of the mutual agreements contained herein, Assignor and Assignee hereby agree as follows:

1.	Recitals. The recitals set forth above are true and correct and are incorporated herein by this reference.

2.	Defined Terms. All capitalized terms not defined herein shall have the meanings ascribed to them in the Agreement.

3.
Assignment and Assumption. Subject to the terms of the Agreement, Assignor hereby assigns, transfers, conveys and sets over to the Assignee, and the Assignee hereby purchases, accepts and assumes from Assignor all of the Assignor's right, title and interest in, to and under those certain Loan Interest(s) and/or Lease Interest(s) set forth on Schedule A, expressly excluding the Retained Rights and the Retained Obligations relating thereto. [Concurrently herewith, Assignor has endorsed each of the Notes delivered in connection with any such Loan Interest, as applicable, to the order of Assignee, without recourse, representation or warranty except as provided in the Agreement.] Upon the terms and subject to the conditions contained in the Agreement, Assignee hereby accepts the foregoing assignment, transfer and conveyance, and agrees to assume, undertake, and to be bound by and to perform all of the obligations and discharge the liabilities of Assignor under the Transaction Documents arising or relating to the period from and after the Applicable Closing Date applicable to those certain Loan Interest(s) and/or Lease Interest(s) set forth on set forth on Schedule A, in each case, to the same extent as if Assignee were a party to the Transaction Documents relating thereto, such that all references to “Lessor,” “Lender” or “Secured Party” (or other similar references to Assignor) therein shall be deemed to refer to Assignee.

4.
Disclaimer. Other than the representations and warranties of Assignor specifically set forth in the Agreement, those certain Loan Interest(s) and/or Lease Interest(s) set forth on Schedule A are being assigned, sold and conveyed hereunder “AS IS, WHERE IS” and without representation or warranty of any kind, and the assignment hereunder shall be without recourse to Assignor or any of its assets of any kind, except as expressly provided in the Agreement.

5.
Incorporation By Reference. All of the terms and provisions of the Agreement are incorporated into this Assignment by reference as if set forth in their entirety herein; provided, however, that in the event that any provision of this Assignment is construed to conflict with a provision in the Agreement, the provision in the Agreement shall be deemed to be controlling.

6.
Counterparts. This Assignment may be signed in one or more counterparts (and by different parties on separate counterparts), each of which shall be an original and all of which shall be taken together as one and the same agreement.

7.	Effective Date. This Assignment shall be effective as of the Applicable Closing Date.
[Signature Pages Follow]

[Assignor Signature Page to Assignment and Assumption Agreement]

IN WITNESS WHEREOF, Assignor has executed this Assignment as of the date first above written.

Signed, sealed and delivered In the presence of: __________________________________ (Print Name)_______________________	ASSIGNOR: FLAGSTAR BANK, FSB By:_____________________________ Name:___________________________ Title:____________________________

STATE OF _________________)
COUNTY OF ______________)

The foregoing instrument was acknowledged before me this ____ day of ______________, 2013, by ________, as ________________________ of FLAGSTAR BANK, FSB, on behalf of said entity, who:
☐ is personally known to me.
☐ produced ___________________________________ as identification.

{Notary Seal must be affixed}
Name of Notary (Typed, Printed or Stamped)
Commission Number (if not legible on seal):
My Commission Expires (if not legible on seal):

IN WITNESS WHEREOF, Assignee has executed this Assignment as of the date first above written.

Signed, sealed and delivered In the presence of: __________________________________ (Print Name)_______________________	ASSIGNEE: CIT FINANCE LLC By:_____________________________ Name:___________________________ Title:____________________________

STATE OF _________________)
COUNTY OF ______________)

The foregoing instrument was acknowledged before me this ____ day of ______________, 2013, by __________________________ the __________________________ of CIT FINANCE LLC, on behalf of said entity, who:
☐ is personally known to me.
☐ produced ___________________________________ as identification.

{Notary Seal must be affixed}
Name of Notary (Typed, Printed or Stamped)
Commission Number (if not legible on seal):
My Commission Expires (if not legible on seal):

SCHEDULE A
[Loan Interest(s) and/or Lease Interest(s) Subject to the Applicable Closing]

EXHIBIT E
FORM OF BILL OF SALE
This Bill of Sale, dated as of _________ ___, 2013, is executed and delivered by Flagstar Bank, FSB, a federally chartered savings bank (“Seller”) to CIT Finance LLC (“Purchaser”), pursuant to that certain Transaction Purchase and Sale Agreement, dated as of December 31, 2012 (the “Agreement”), by and between Seller and Purchaser. All of the terms and provisions of the Agreement are incorporated into this Bill of Sale by reference as if set forth in their entirety herein.
For and in consideration of the payment by Purchaser to Seller of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller hereby sells, conveys, assigns, transfers and sets over to Purchaser, all of Seller's right, title and interest in and to that Equipment constituting a portion of the Lease Interest(s) and/or Equipment Loan Interest(s) identified on Schedule A attached hereto (the “Applicable Equipment”).
Other than the representations and warranties of Seller specifically set forth in the Agreement, the Applicable Equipment is being assigned, sold and conveyed hereunder “AS IS, WHERE IS” and without representation or warranty of any kind, and the sale hereunder shall be without recourse to Seller or any of its assets of any kind, except as expressly provided in the Agreement.
In the event that any provision of this Bill of Sale is construed to conflict with a provision in the Agreement, such provision in the Agreement shall be deemed to be controlling.

[Signature Page Follows]

IN WITNESS WHEREOF, Seller has caused this Bill of Sale to be executed by its duly authorized officer as of the day and year first above set forth.

FLAGSTAR BANK, FSB
By:
Name:
Title:

[Signature Page to Bill of Sale]

SCHEDULE A
[Applicable Equipment and Related Lease Interest(s) and/or Equipment Loan Interest(s)]

EXHIBIT F
[FORM OF ESCROW AGREEMENT]

EXHIBIT G
[FORM PROPOSED FINAL CLOSING DATE STATEMENT]
To be determined